Aetna Mutual Funds
      Aetna Generation Funds


                                    [LOGO]


Annual Report
  October 31, 2001

                                                                           Aetna
                                                                           Funds

                              PRESIDENT'S LETTER


Dear Shareholder:                                               October 31, 2001

Thank you for investing in Aetna Series Fund, Inc. We are pleased that you have continued to place your confidence in us to help you achieve your financial goals.

The atrocities of September 11th caused all Americans, and much of the rest of the world, to put aside ordinary concerns and turn their attention to issues of deeper meaning. Family, friends, fellow citizens - they have been foremost in the thoughts of so many of us, with a special place held for the victims of those heinous acts, and for the heroes who responded so selflessly to them.

On behalf of the Aetna Series Fund family, I can tell you that we too have been made more sharply aware of the blessings that sometimes get overlooked in the busy-ness of daily life. Our funds and their adviser, Aeltus Investment Management Inc., were among the fortunate not to lose members on September 11th; our people, our capabilities, and our financial strengths are undiminished. I can assure you that we are meeting President Bush's challenge to get on with our lives and our business without fear for the present, or for the future of this great nation.

Much had already happened this year in the weeks prior to September 11th. Suffice it to say that the economy was teetering towards a recession and financial markets' performance reflected that condition. But since September 11th, the markets have begun to rally, along with the nation. This is partly due to decisive action by the Federal Reserve in bringing interest rates down to their lowest levels in almost forty years, and partly to a bipartisan determination to do whatever is necessary to prosecute the war on terrorism and stimulate the economy. Credit must also be given to the fighting spirit of our nation, the market and investors collectively, that have raised their eyes from short-term troubles to focus on the undiminished promise of the future. Their confidence in that future has begun to be reflected in a rebound in the market, which is early evidence of a stabilization of economic activity.

We share that confidence in the future. And again, we are especially thankful that you have chosen us to help you to participate in and benefit from the promise of the years ahead. We are dedicated to the challenge of managing your assets, in a prudent and disciplined manner, through the current turbulence and into that bright future.


Sincerely,

/s/ J. Scott Fox
J. Scott Fox
President
Aetna Series Fund, Inc.


A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS
President's Letter.....................................................i
GENERATION FUNDS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Ascent Fund.....................................................9
 Aetna Crossroads Fund................................................16
 Aetna Legacy Fund....................................................24
Statements of Assets and Liabilities..................................31
Statements of Operations..............................................33
Statements of Changes in Net Assets...................................34
Notes to Financial Statements.........................................40
Financial Highlights..................................................46
Independent Auditors' Report..........................................58
Additional Information................................................59

                                                               Aetna Ascent Fund
                                                               Growth of $10,000

                                     [CHART]

             -------------------------------------------------------
                      AETNA                     ASCENT
                    ASCENT FUND    RUSSELL     COMPOSITE
                    (CLASS I)    3000 INDEX     INDEX
             -------------------------------------------------------

      01/01/95        10,000       10,000       10,000
                      10,286       10,901       10,676
                      11,010       11,927       11,396
                      11,850       13,001       12,075
      12/31/95        12,362       13,680       12,613
                      12,766       14,428       13,042
                      13,350       15,030       13,444
                      14,024       15,473       13,761
      10/31/96        14,114       15,757       13,926
                      15,510       17,587       14,852
                      15,337       15,802       13,950
                      17,744       18,961       16,062
      10/31/97        17,868       18,578       15,773
                      18,225       19,778       16,435
                      19,822       22,462       17,987
                      18,930       22,238       17,681
      10/31/98        17,529       21,642       17,287
                      19,184       25,254       18,991
                      19,791       26,393       19,686
                      20,185       26,374       19,852
      10/31/99        19,922       27,002       20,157
                      21,190       28,371       21,099
                      22,124       29,789       21,949
                      21,584       29,283       21,931
      10/31/00        21,638       29,602       21,767
                      20,818       28,261       21,889
                      20,381       25,930       20,781
                      19,706       25,232       20,407
      10/31/01        17,517       22,151       18,803

                                                           Aetna Crossroads Fund
                                                               Growth of $10,000

                                     [CHART]

             -------------------------------------------------------
                       AETNA                     CROSSROADS
                     CROSSROADS      RUSSELL      COMPOSITE
                   FUND (CLASS I)  3000 INDEX      INDEX
             -------------------------------------------------------

      01/01/95          10,000       10,000       10,000
                        10,289       10,901       10,615
                        10,930       11,927       11,283
                        11,670       13,001       11,828
      12/31/95          12,105       13,680       12,330
                        12,428       14,428       12,603
                        12,875       15,030       12,915
                        13,444       15,473       13,212
      10/31/96          13,566       15,757       13,393
                        14,566       17,587       14,099
                        14,492       15,802       13,416
                        16,318       18,961       15,053
      10/31/97          16,504       18,578       14,949
                        16,919       19,778       15,496
                        18,075       22,462       16,593
                        17,495       22,238       16,434
      10/31/98          16,358       21,642       16,326
                        17,599       25,254       17,544
                        18,046       26,393       18,003
                        18,185       26,374       18,066
      10/31/99          18,047       27,002       18,319
                        18,769       28,371       18,940
                        19,593       29,789       19,611
                        19,132       29,283       19,758
      10/31/00          19,364       29,602       19,746
                        19,069       28,261       20,093
                        18,732       25,930       19,406
                        18,361       25,232       19,296
      10/31/01          16,793       22,151       18,354

                                                      1 See Definition of Terms.

                                                               Aetna Legacy Fund
                                                               Growth of $10,000
                                     [CHART]

             -------------------------------------------------------
                      AETNA        SALOMON      LEGACY
                   LEGACY FUND      BROAD      COMPOSITE
                    (CLASS I)       INDEX        INDEX
             -------------------------------------------------------

      01/01/95        10,000       10,000       10,000
                      10,303       10,506       10,554
                      10,870       11,150       11,171
                      11,489       11,362       11,585
      12/31/95        11,889       11,855       12,050
                      12,102       11,649       12,175
                      12,471       11,706       12,402
                      12,863       11,924       12,676
      10/31/96        13,019       12,192       12,872
                      13,728       12,331       13,372
                      13,678       12,255       12,895
                      15,020       12,857       14,095
      10/31/97        15,095       13,119       14,152
                      15,427       13,487       14,592
                      16,251       13,600       15,285
                      16,050       13,872       15,253
      10/31/98        15,474       14,352       15,370
                      16,379       14,583       16,151
                      16,663       14,457       16,408
                      16,726       14,219       16,383
      10/31/99        16,711       14,422       16,586
                      17,112       14,315       16,933
                      17,886       14,626       17,448
                      17,802       15,055       17,723
      10/31/00        18,037       15,472       17,832
                      18,188       16,284       18,356
                      18,032       16,437       18,020
                      17,961       16,983       18,141
      10/31/01        17,090       17,733       17,801


                                  Average Annual Total Returns
                             for the period ended October 31, 2001*
---------------------------------------------------------------------------------------------------
                      Ascent                     Crossroads                     Legacy
            ---------------------------------------------------------------------------------------
            1 Year   5 Years  Inception  1 Year   5 Years  Inception  1 Year   5 Years  Inception
---------------------------------------------------------------------------------------------------
Class I     -19.05%   4.41%     8.56%    -13.28%   4.36%     7.89%    -5.24%    5.59%     8.17%
---------------------------------------------------------------------------------------------------
Class A:

 POP (1)    -23.89%   2.85%     7.15%    -18.50%   2.77%     6.47%    -10.95%   3.99%     6.75%
 NAV (2)    -19.23%   4.08%     8.09%    -13.53%   4.00%     7.40%    -5.50%    5.23%     7.68%
---------------------------------------------------------------------------------------------------
Class B:

            -23.81%   3.04%     7.49%    -18.40%   2.97%     6.82%    -10.72%   4.22%     7.11%
w/CDSC (3)
NAV         -19.82%   3.39%     7.49%    -14.18%   3.32%     6.82%    -6.14%    4.56%     7.11%
---------------------------------------------------------------------------------------------------
Class C:

            -20.64%   3.39%     7.49%    -14.94%   3.33%     6.82%    -7.10%    4.53%     7.09%
w/CDSC (4)
NAV         -19.84%   3.39%     7.49%    -14.10%   3.33%     6.82%    -6.18%    4.53%     7.09%
---------------------------------------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/95), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Ascent is the most aggressive of the Generation Funds with a larger allocation to equities. The Russell 3000 Index is a broad-based equity index which includes large cap, mid cap, small cap and REIT securities which are reflective of the domestic equity allocation of the Fund. Legacy is the more conservative of the Generation Funds with a larger allocation to fixed income securities. The Salomon Broad Index is a broad-based bond index which is reflective of the domestic bond allocation of the Funds.

The secondary benchmarks for the Funds are the composite benchmarks which are made up of seven asset class indices. The composite benchmark may serve as a better comparison for the Fund because it is more representative of the actual securities and allocations of the Funds.

2 See Definition of Terms.

                             AETNA GENERATION FUNDS

HOW DID THE FUNDS PERFORM DURING THE PERIOD?

For the year ended October 31, 2001, the performance for the Generation Funds (Ascent, Crossroads and Legacy) and their respective benchmarks and composite indices are listed below:

                   FUND RETURN                            BENCHMARK INDEX    COMPOSITE INDEX
GENERATION FUNDS     CLASS I     BENCHMARK INDEX               RETURN             RETURN
Ascent               -19.05%     Russell 3000 Index (a)       -25.17%            -13.62%
Crossroads           -13.28%     Russell 3000 Index (a)       -25.17%             -7.05%
Legacy                -5.24%     Salomon Broad Index (b)       14.61%             -0.16%



WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUNDS?

For the year ending October 31, 2001, U.S. equity markets as measured by the Standard and Poor's (S&P) 500 Index(c), the Dow Jones Industrial Average
(Dow)(f) and the NASDAQ Composite Index(d), and international equity markets as measured by the MSCI EAFE Index(h), all posted negative returns. In contrast, bonds as measured by the Lehman Brothers Aggregate Bond Index(k) provided at least one bright spot for investors. The July - September period produced the worst quarterly returns to U.S. equities since the crash of 1987 due to the events of September 11th.

Prior to the terrorist attacks on the World Trade Center and the Pentagon, the U.S. economy was already struggling. The consumer, who had been propping up the economy, began to spend less and became less confident as unemployment rose to 4.9% in August. The stock market looked like it was ready to retest its March-April lows. From the beginning of the quarter thru September 10th, the S&P 500, the Dow, and NASDAQ were all in negative territory, posting losses of 10.5%, 8.2% and 21.5%, respectively. But not all news was bleak; manufacturing was actually showing signs that a recovery was underway, inflation remained low, oil prices were declining and both fiscal and monetary policy were in a stimulus mode.

Then came September 11th, a day we will never forget. Normal activity in the country came to a standstill as Americans watched in horror while the worst terrorist attack in history claimed more than 3,000 innocent lives. One instant result was to bring almost to a standstill the normal economic life of the nation. A second effect has been to create a sense of vulnerability. As a result of the attack, an economic contraction - a recession - is now almost assured.

The immediate impact on the financial world was dramatic. The stock market closed for 4 days while the Federal Reserve (the "Fed") acted swiftly to infuse $70 billion into the liquidity system to insure that trades could be settled and that other issues could be tackled. They also cut the Fed Funds rate by 50 basis points before the stock market reopened on September 17th. (One basis point is equal to one hundredth of a percent, or 0.01%). Miraculously, the NYSE opened on that Monday, ready to do business and showing the world that the U.S. financial system had weathered this enormous atrocity relatively well. In the first week following the attack, the equity market plunged more steeply than at any time since the 1930's. The S&P 500, the Dow and NASDAQ fell 11.6%, 14.3% and 16.1%, respectively. From September 21st through October 31st, these indices rebounded by 9.9%, 12.5% and 22%, respectively, to recoup most or all of the losses realized during the week of September 11th.

Past crisis events have demonstrated that financial markets react quickly to crisis events. When making investment decisions, the more difficult aspect of analyzing a crisis is the ability to predict the timing of when the situation might stabilize. Market participants require time to digest the economic impact of recent events on various businesses. Based on information already available, the U.S. economy is expected to benefit from: a fiscal stimulus package, additional easing of monetary policy, and the rebuilding process. Ironically, what was previously predicted to be a "U" or "L" shaped economic recovery could turn into a sharper "V" shaped recovery.

The one element of this tragedy that stands out as different from past events is that this has literally hit home (i.e., we are all very much personally impacted as individuals). Americans are united and a new sense of patriotism has emerged. Ameri-

                                                      See Definition of Terms. 3
cans appear to be strongly supporting President Bush's actions, with representatives from Congress uniting behind him, clearly a sharp break from the partisan politics we have witnessed in Washington for the last 5 to 10 years. Americans understand that one of the motives of these terrorist acts was to seriously harm the U.S. economy, but Americans have struck a defiant pose to any potential negative impact. These factors are all positive signs for the future of U.S. financial markets.

In the end, the terrorists took precious innocent lives that cannot be replaced, and destroyed billions of dollars of property and materials. They did not, however, dampen the American spirit or dismantle the U.S. or world financial marketplace. We may see volatility over the short-term, but there are many positive signals that suggest the long-term recovery prospects are strong.

WHAT INVESTMENTS INFLUENCED THE FUNDS' PERFORMANCE OVER THE PAST TWELVE MONTHS?

The following exhibits show the progression of asset allocation for each of the three Generation Funds:

                            % OF
                         NET ASSETS  NOTIONAL VALUE*     ECONOMIC EXPOSURE*
ASSET ALLOCATION          10/31/01      OF FUTURES       10/31/01    10/31/00  BENCHMARK   RANGE
ASCENT
------
Large Cap Stocks             43%           --                43%        31%       35%      0-70%
Small/Mid Cap Stocks         23%           --                23%        21%       20%      0-40%
International Stocks         15%            1%               16%        17%       20%      0-40%
International Bonds           --           --                 --         1%        5%      0-10%
Real Estate Stocks            6%           --                 6%         6%        5%      0-10%
Fixed Income                  7%           --                 7%        14%       15%      0-30%
Cash Equivalents              6%           (1)%               5%        10%        --      0-30%
                         ----------  ----------------  -------------  -----    ---------
                            100%           --               100%       100%      100%
                         ==========  ================  =============  =====    =========
CROSSROADS
----------
Large Cap Stocks             37%           --                37%        26%       25%      0-50%
Small/Mid Cap Stocks         20%           --                20%        16%       15%      0-30%
International Stocks         10%            1%               11%        13%       15%      0-30%
International Bonds           1%           --                 1%         2%        5%      0-10%
Real Estate Stocks            6%           --                 6%         6%        5%      0-10%
Fixed Income                 21%           --                21%        27%       30%      0-60%
Cash Equivalents              5%           (1)%               4%        10%        5%      0-30%
                         ----------  ----------------  -------------  -----    ---------
                            100%           --               100%       100%      100%
                         ==========  ================  =============  =====    =========
LEGACY
------
Large Cap Stocks             27%           --                27%        26%       15%      0-30%
Small/Mid Cap Stocks         14%           --                14%        16%       10%      0-20%
International Stocks          4%           --                 4%        13%       10%      0-20%
International Bonds           1%           --                 1%         2%        5%      0-10%
Real Estate Stocks            6%           --                 6%         6%        5%      0-10%
Fixed Income                 42%           --                42%        27%       45%      0-90%
Cash Equivalents              6%           --                 6%        10%       10%      0-30%
                         ----------  ----------------  -------------  -----    ---------
                            100%           --               100%       100%      100%
                         ==========  ================  =============  =====    =========

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions, if any. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

4 See Definition of Terms.

The Funds underperformed their custom benchmarks driven primarily by adverse stock selection in international stocks. Asset allocation decisions also had a negative impact on performance driven by an overweight in domestic equities and underweight in bonds. An underweight position in international stocks benefited the Funds.

ASSET CLASS               BENCHMARK INDEX                INDEX RETURN

Large Company Stocks      S&P 500 Index (c)                -24.90%
Small/Mid Company Stocks  Russell 2500 Index (g)           -12.16%
International Stocks      MSCI EAFE Index (h)              -24.68%
Real Estate Stocks        NAREIT Equity Index (e)           14.29%
Domestic Bonds            Salomon Broad Index (b)           14.61%
International Bonds       S.B. Non-U.S. WGBI Index (i)       6.90%
Cash Equivalents          U.S. 90 Day T-Bill (j)             4.76%


The large cap portion of the Funds outperformed the S&P 500 Index primarily due to positive security selection. Favorable security selection in the Capital Goods and Consumer Staples sectors led performance. An underweight in Technology also helped performance while an underweight in Consumer Cyclicals hurt performance over the period. Stocks that added to performance included, Lockheed Martin, General Dynamics, and Deluxe. The small and mid cap portion of the Funds underperformed the Russell 2500 Index over the period mainly due to adverse stock selection in the Technology, Basic Materials, Financial and Capital Goods sectors. Strong stock selection in Healthcare and Communication Services helped to offset the negative impacts of these other sectors. Stocks that helped performance included Rightchoice Managed Care and Illuminet Holdings. Underperforming stocks included: Elantec Semiconductor and American Home Mortgage Holdings.

International stocks underperformed the MSCI-EAFE Index primarily due to an overweight position in Telecom stocks such as Nokia (Finland) and Vodaphone
(UK). The Funds outperformed in the spring by shifting investments geographically and re-allocating sector emphasis. Also in the spring, the Funds reduced its overweight position in Technology and Telecom market leaders to near index weight. Additionally, the Funds increased exposure to Financials to take advantage of declining interest rates. For the last two months of the period, the Funds have outperformed their benchmarks as growth-oriented stocks respond to the significant amount of liquidity the major central banks are making available.

Domestic fixed income modestly underperformed the Lehman Brothers Aggregate Bond Index. Underperformance during the past year has been primarily a result of yield curve positioning. The Funds have generally been underweight the short end of the yield curve, the best performing part of the curve over this period. In addition, corporate issue selection has hurt relative performance. Sector allocation movements have positively impacted performance. In particular, being overweight in investment grade corporate bonds early this year and moving to an underweight position prior to the widening in September of this year, benefited performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equities
We believe investor behavior in January, April and October of this year represents an anomalous period rather than a sudden shift in the way investors will value equities in the long term. That is, we believe it is unlikely that investors will markedly change their historical behavior for a sustained period of time in favor of stocks that are being most actively downgraded by analysts, that are showing the greatest declines in actual earnings and that exhibit the poorest growth reliability. With both fiscal and monetary policy being in stimulative modes which will support a U.S. economic recovery, we expect U.S. equity markets to steadily favor companies that exhibit superior business momentum, market recognition and attractive valuations. Internationally, we expect varying recovery rates from the global slowdown and will look to invest in companies that offer opportunities to participate in individual market and sector recoveries.

                                                      See Definition of Terms. 5

Fixed Income
With investment grade corporate spreads at historically wide levels, we are reducing our underweight and expect to move to an overweighted position over the next few months. We believe that the economic slowdown, or likely recession, could be severe, but there is sufficient compensation in spreads at these levels. Although mortgage-backed spreads are attractive, credit is more compelling and we will look to reduce our mortgage overweight as opportunities present themselves within the corporate sector. We expect to underweight Treasuries and agencies, given the attractiveness of the credit and mortgage sectors. We expect to maintain duration biased to the shorter side, given the low level of rates. We fully expect we will see more rate cuts from the Fed during the fourth quarter, but with the Fed rate at 2.50%, the potential amount of easing going forward is not large. We also expect the yield curve to flatten as the expectations for further easings diminish.

The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of each Fund is subject to change.

6 See Definition of Terms.

DEFINITION OF TERMS

(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.

(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.

(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.

(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.

(a) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(b) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(c) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(e) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(f) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

(g) The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index (l) and all 2,000 securities in the Russell 2000 Index
     (m). Each of these indices assumes reinvestment of all dividends and is unmanaged.

(h) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(i)  The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
     WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(j) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are considered to be equivalent to cash because their maturity is only three months.

DEFINITION OF TERMS

(k) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(l) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.

(m) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index, based on market capitalization.

The unmanaged indices described above are not available for individual direct investment.

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
ASCENT
--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
COMMON STOCKS (90.6%)
UNITED STATES  (75.9%)
AEROSPACE/DEFENSE (0.6%)
Alliant Techsystems Inc. + ..............         300             26,178
BE Aerospace, Inc. + ....................       4,525             36,743
General Dynamics Corp. ..................       1,400            114,240
Lockheed Martin Corp. ...................       3,400            165,818
                                                            --------------
                                                                 342,979
                                                            --------------
AGRICULTURE (0.3%)
Fresh Del Monte Produce + ...............      12,500            164,375
                                                            --------------
AUTO PARTS & EQUIPMENT (0.0%)
Visteon Corp. ...........................         300              3,570
                                                            --------------
AUTOMOBILES (0.1%)
Ford Motor Co. ..........................       4,900             78,645
                                                            --------------
BANKS - MAJOR REGIONAL (1.3%)
Huntington Bancshares Inc. ..............       6,400             98,752
SouthTrust Corp. ........................       5,500            124,630
Union Planters Corp. ....................      11,700            473,850
                                                            --------------
                                                                 697,232
                                                            --------------
BANKS - REGIONAL (0.4%)
R&G Financial Corp. .....................      11,500            213,095
                                                            --------------
BEVERAGES - ALCOHOLIC (0.5%)
Constellation Brands, Inc. + ............       6,500            266,760
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.4%)
Pepsi Bottling Group, Inc. (The) ........       4,600            213,808
                                                            --------------
BIOTECHNOLOGY (0.2%)
SangStat Medical Corp. + ................       5,300            119,992
                                                            --------------
CHEMICALS - SPECIALITY (0.7%)
International Flavors & Fragrances, Inc.       11,600            330,716
Octel Corp. + ...........................       2,650             50,801
USEC Inc. ...............................       3,600             23,580
                                                            --------------
                                                                 405,097
                                                            --------------
COMMUNICATIONS EQUIPMENT (1.0%)
Comverse Technology, Inc. + .............       4,800             90,288
Harris Corp. ............................       3,950            135,406
L-3 Communications Holdings, Inc. + .....       2,325            201,973
UTStarcom, Inc. + .......................       4,400            103,312
                                                            --------------
                                                                 530,979
                                                            --------------
COMPUTERS - HARDWARE (0.3%)
Dell Computer Corp. + ...................       7,100            170,258
                                                            --------------
COMPUTERS - NETWORKING (0.3%)
Alloy Inc. + ............................      11,150            148,853
                                                            --------------
COMPUTERS - PERIPHERALS (0.4%)
NYFIX, Inc. + ...........................       2,800             49,840
Storage Technology Corp. + ..............       8,000            150,160
                                                            --------------
                                                                 200,000
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (4.0%)
Affiliated Computer Services, Inc. + ....       3,025            266,351
Catapult Communications Corp. + .........       7,850            177,803
Citrix Systems, Inc. + ..................      15,300            358,020

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Computer Associates International, Inc. .      15,600            482,352
Compuware Corp. + .......................      47,800            491,384
Microsoft Corp. + .......................       5,700            331,455
Novell, Inc. + ..........................      26,400             93,456
                                                            --------------
                                                               2,200,821
                                                            --------------
CONSUMER FINANCE (0.8%)
Countrywide Credit Industries, Inc. .....       3,000            119,790
Household International, Inc. ...........       2,700            141,210
PMI Group, Inc. (The) ...................       3,400            188,530
Providian Financial Corp. ...............       3,000             11,670
                                                            --------------
                                                                 461,200
                                                            --------------
CONTAINERS - METAL & GLASS (1.2%)
Ball Corp. ..............................      10,450            643,093
                                                            --------------
CONTAINERS/PACKAGING - PAPER (1.6%)
Bemis Co., Inc. .........................       2,700            116,829
Pactiv Corp. + ..........................      47,425            768,285
                                                            --------------
                                                                 885,114
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (1.1%)
Fleming Companies, Inc. .................       8,175            197,018
Supervalu, Inc. .........................      20,725            442,271
                                                            --------------
                                                                 639,289
                                                            --------------
ELECTRIC COMPANIES (3.6%)
Allegheny Energy, Inc. ..................       2,600             95,030
Ameren Corp. ............................       2,600            104,260
American Electric Power Co., Inc. .......       2,800            117,320
Avista Corp. ............................      11,750            140,882
DTE Energy Co. ..........................       2,500            104,225
Duke Energy Corp. .......................       2,100             80,661
Entergy Corp. ...........................       3,200            124,320
Exelon Corp. ............................       1,800             75,726
FirstEnergy Corp. .......................      12,700            437,642
GPU, Inc. ...............................       2,600            103,090
IDACORP, Inc. ...........................       2,725            103,550
Public Service Co. of New Mexico ........       8,000            196,000
TXU Corp. ...............................       2,900            132,936
Unisource Energy Corp. ..................       4,675             73,678
Xcel Energy, Inc. .......................       4,200            118,776
                                                            --------------
                                                               2,008,096
                                                            --------------
ELECTRICAL EQUIPMENT (1.6%)
Black Box Corp. + .......................       1,850             83,306
DRS Technologies Inc. + .................       5,050            203,767
General Electric Co. ....................      11,700            425,997
Planar Systems Inc. + ...................      10,825            157,395
                                                            --------------
                                                                 870,465
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (1.0%)
Analog Devices, Inc. + ..................       3,100            117,800
Intel Corp. .............................       7,900            192,918
Maxim Integrated Products, Inc. + .......         800             36,600


                                        See Notes to Portfolio of Investments. 9

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
National Semiconductor Corp. + ..........       7,300            189,654
                                                            --------------
                                                                 536,972
                                                            --------------
ENGINEERING & CONSTRUCTION (0.2%)
Jacobs Engineering Group, Inc. + ........       2,000            131,080
                                                            --------------
ENTERTAINMENT (0.1%)
Blockbuster Inc. - Class A ..............       2,900             72,732
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.4%)
FEI Co. + ...............................       7,725            208,421
                                                            --------------
FINANCIAL - DIVERSIFIED (4.2%)
Ambac Financial Group, Inc. .............       1,900             91,200
American Home Mortgage Holdings Inc. ....      10,200            155,958
Citigroup Inc. ..........................       2,200            100,144
Fannie Mae ..............................       7,700            623,392
Freddie Mac .............................       8,000            542,560
National Processing Inc. + ..............       8,700            227,505
Security Capital Group Inc. - Class B + .       7,550            141,185
USA Education Inc. ......................       5,450            444,502
                                                            --------------
                                                               2,326,446
                                                            --------------
FOODS (1.0%)
General Mills, Inc. .....................       5,500            252,560
Kellogg Co. .............................       1,100             33,550
Smithfields Foods, Inc. + ...............      12,350            259,967
                                                            --------------
                                                                 546,077
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (1.2%)
Alliance Gaming Corp. + .................      12,700            251,460
Anchor Gaming + .........................       4,650            236,359
Argosy Gaming Co. + .....................       6,950            201,759
                                                            --------------
                                                                 689,578
                                                            --------------
HARDWARE & TOOLS (0.2%)
Stanley Works (The) .....................       2,800            107,296
                                                            --------------
HEALTH CARE - DIVERSIFIED (0.9%)
Johnson & Johnson .......................       8,800            509,608
                                                            --------------
HEALTH CARE - DRUGS (0.5%)
Barr Laboratories, Inc. + ...............       2,600            189,280
King Pharmaceuticals, Inc. + ............         800             31,192
Medicis Pharmaceutical Corp. + ..........       1,400             80,766
                                                            --------------
                                                                 301,238
                                                            --------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.8%)
CIMA Labs Inc. + ........................       3,400            183,770
Pfizer, Inc. ............................       4,200            175,980
SICOR Inc. + ............................       5,050             94,687
                                                            --------------
                                                                 454,437
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.5%)
Tenet Healthcare Corp. + ................       4,700            270,344
                                                            --------------
HEALTH CARE - LONG TERM CARE (0.2%)
Manor Care, Inc. + ......................       4,100             95,776
                                                            --------------
HEALTH CARE - MANAGED CARE (2.3%)
Humana, Inc. + ..........................      10,400            120,120
Rightchoice Managed Care, Inc. + ........       3,500            234,150

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
HEALTH CARE - MANAGED CARE (CONTINUED)
UnitedHealth Group Inc. .................       6,510            428,032
Wellpoint Health Networks, Inc. + .......       4,600            513,314
                                                            --------------
                                                               1,295,616
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.0%)
AmerisourceBergen Corp. + ...............         823             52,310
Cooper Companies, Inc. ..................       4,325            207,600
Haemonetics Corp. + .....................       1,900             72,390
ResMed Inc. + ...........................       4,175            232,965
Sola International, Inc. + ..............      14,150            226,117
St. Jude Medical, Inc. + ................       4,425            314,175
                                                            --------------
                                                               1,105,557
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.8%)
Accredo Health Inc. + ...................       5,900            201,308
DaVita, Inc. + ..........................       8,950            162,890
Healthsouth Corp. + .....................       6,300             82,026
                                                            --------------
                                                                 446,224
                                                            --------------
HOMEBUILDING (1.0%)
Beazer Homes USA, Inc. + ................       1,650             75,356
Catellus Development Corp. + ............         400              6,880
Forest City Enterprises Inc. ............         200              9,710
Lennar Corp. ............................       5,875            213,027
NVR, Inc. + .............................       1,500            237,450
                                                            --------------
                                                                 542,423
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.9%)
Whirlpool Corp. .........................       8,600            507,572
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.2%)
Clorox Co. ..............................       3,000            107,100
                                                            --------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. ....................       3,100            114,235
                                                            --------------
INSURANCE - LIFE/HEALTH (1.1%)
Conseco, Inc. ...........................      17,700             52,923
John Hancock Financial Services, Inc. ...       3,100            105,648
Torchmark Corp. .........................      12,600            466,578
                                                            --------------
                                                                 625,149
                                                            --------------
INSURANCE - MULTI-LINE (0.2%)
Loews Corp. .............................       2,400            121,920
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (1.6%)
Fidelity National Financial, Inc. .......       7,950            182,929
First American Corp. ....................      10,675            177,739
MBIA, Inc. ..............................       2,300            105,938
MGIC Investment Corp. ...................       1,800             93,132
Old Republic International Corp. ........       7,875            199,789
Progressive Corp. .......................         900            124,839
                                                            --------------
                                                                 884,366
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Bear Stearns Co., Inc. (The) ............       2,100            113,400
                                                            --------------
INVESTMENT MANAGEMENT (0.2%)
BlackRock, Inc. + .......................       2,875            124,344
                                                            --------------


10 See Notes to Portfolio of Investments.

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
LEISURE TIME - PRODUCTS (0.5%)
Brunswick Corp. .........................       5,600            100,184
Direct Focus, Inc. + ....................       8,175            198,816
                                                            --------------
                                                                 299,000
                                                            --------------
LODGING - HOTELS (0.1%)
Carnival Corp. ..........................       1,500             32,670
                                                            --------------
MANUFACTURING - DIVERSIFIED (1.0%)
Hillenbrand Industries, Inc. ............       4,150            220,033
Tyco International Ltd. .................       6,600            324,324
                                                            --------------
                                                                 544,357
                                                            --------------
MANUFACTURING - SPECIALIZED (0.2%)
IKON Office Solutions, Inc. .............       9,700             93,993
                                                            --------------
METALS MINING (0.2%)
Freeport-McMoRan Copper & Gold, Inc. + ..       9,300            103,230
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.5%)
AGL Resources, Inc. .....................       8,175            168,814
El Paso Energy Corp. ....................      10,200            500,412
KeySpan Energy Corp. ....................         400             13,272
NICOR, Inc. .............................       2,400             93,336
Peoples Energy Corp. ....................       2,300             88,067
                                                            --------------
                                                                 863,901
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.6%)
Offshore Logistics, Inc. + ..............       4,825             96,259
Patterson-UTI Energy, Inc. + ............      13,300            239,666
                                                            --------------
                                                                 335,925
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (0.2%)
Apache Corp. ............................         400             20,640
Burlington Resources, Inc. ..............       2,900            108,025
                                                            --------------
                                                                 128,665
                                                            --------------
OIL & GAS - REFINING & MARKETING (1.9%)
Ashland Oil Inc. ........................      11,300            454,938
Sunoco, Inc. ............................      12,100            452,903
Ultramar Diamond Shamrock Corp. .........       3,400            170,170
                                                            --------------
                                                               1,078,011
                                                            --------------
OIL - DOMESTIC INTEGRATED (2.0%)
Amerada Hess Corp. ......................       1,600             94,000
Conoco Inc. .............................         900             23,130
Occidental Petroleum Corp. ..............      20,800            526,656
USX-Marathon Group ......................      17,500            482,825
                                                            --------------
                                                               1,126,611
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (1.3%)
Exxon Mobil Corp. .......................       6,200            244,590
Frontier Oil Corp. + ....................      14,250            270,750
Tesoro Petroleum Corp. + ................      17,025            225,070
                                                            --------------
                                                                 740,410
                                                            --------------
PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co. ........................       3,300            164,703
                                                            --------------
PERSONAL CARE (0.3%)
Alberto-Culver Co. - Class B ............       3,375            142,594
                                                            --------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
PUBLISHING (0.2%)
Scholastic Corp. + ......................       2,150        $    96,105
                                                            --------------
REIT DIVERSIFIED (6.3%)
AMB Property Corp. ......................       2,200             53,482
American Land Lease, Inc. ...............         200              2,528
Annaly Mortgage Management Inc. .........         500              6,875
Apartment Investment & Management Co. ...       1,700             71,349
Archstone-Smith Trust ...................       1,400             33,880
Arden Realty Group, Inc. ................       1,900             46,797
Avalonbay Communities, Inc. .............       1,873             85,034
Bedford Property Investors, Inc. ........       1,100             22,506
Boston Properties, Inc. .................       2,200             77,770
Brandywine Realty Trust .................       1,500             29,610
BRE Properties, Inc. ....................         800             23,200
Camden Property Trust ...................         800             27,840
Capital Automotive REIT .................         600             11,610
CarrAmerica Realty Corp. ................       1,900             53,789
CBL & Associates Properties, Inc. .......         800             23,296
Charles E. Smith Residential Realty, Inc.         900             42,705
Chateau Communities, Inc. ...............       1,100             34,650
Chelsea GCA Realty, Inc. ................         700             31,360
Colonial Properties Trust ...............       1,000             29,850
Crown America Realty Trust ..............       2,000             14,260
Developers Diversified Realty Corp. .....       1,100             20,020
Duke Realty Corp. .......................       3,000             69,150
EastGroup Properties, Inc. ..............         700             14,630
ElderTrust + ............................       1,000              8,190
Equity Inns, Inc. .......................         800              6,352
Equity Office Properties Trust ..........       9,990            284,715
Equity Residential Properties Trust .....       6,506            168,831
Essex Property Trust, Inc. ..............         600             28,110
Federal Realty Investment Inc. ..........         900             19,638
General Growth Properties, Inc. .........       1,000             36,620
Glenborough Realty Trust, Inc. ..........       1,000             17,390
Health Care Property Investors, Inc. ....         900             33,498
Health Care REIT, Inc. ..................         400             10,360
Healthcare Realty Trust, Inc. ...........         400             10,800
Home Properties of New York, Inc. .......         700             21,427
Hospitality Properties Trust ............       1,800             44,658
Host Marriott Corp. .....................       6,900             46,575
HRPT Properties Trust ...................       3,800             30,970
Innkeepers USA Trust ....................         800              5,544
iStar Financial Inc. ....................       2,100             48,930
Keystone Property Trust .................       2,200             27,280
Kilroy Realty Corp. .....................       1,200             28,092
Kimco Realty Corp. ......................       1,850             90,447
La Quinta Properties, Inc. ..............       4,700             25,145
Liberty Property Trust ..................       1,800             48,240
Mack-Cali Realty Corp. ..................       1,600             49,600
Manufactured Home Communities, Inc. .....         700             21,385


                                       See Notes to Portfolio of Investments. 11

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
MeriStar Hospitality Corp. ..............       2,500             23,750
Mid-America Apartment Communities, Inc. .         300              7,374
Mills Corp. .............................       1,000             21,840
Mission West Properties Inc. ............       1,000             12,090
National Health Investors, Inc. .........       1,200             16,788
National Health Realty Inc. .............       1,100             16,995
Nationwide Health Properties, Inc. ......         500              9,850
Pan Pacific Retail Properties, Inc. .....       1,000             27,750
Parkway Properties, Inc. ................         400             12,320
Pennsylvania Real Estate Investment Trust         700             15,505
Pinnacle Holdings Inc. + ................       5,900              3,540
Plum Creek Timber Co. Inc. ..............       2,300             63,549
ProLogis Trust ..........................       4,400             87,692
PS Business Parks, Inc. .................         700             19,649
Public Storage, Inc. ....................      12,050            396,324
Reckson Associates Realty Corp. .........       1,300             29,900
Regency Centers Corp. ...................         900             22,275
Rouse Co. (The) .........................       1,300             34,151
Senior Housing Properties Trust .........       3,000             38,100
Simon Property Group, Inc. ..............       4,700            129,250
SL Green Realty Corp. ...................       1,100             32,802
Storage USA, Inc. .......................         600             24,090
Sun Communities, Inc. ...................         600             22,500
Tanger Factory Outlet Centers, Inc. .....         300              6,120
Taubman Centers, Inc. ...................       1,000             13,460
Thornburg Mortgage Inc. .................         400              7,112
United Dominion Realty Trust, Inc. ......       1,100             15,719
Ventas, Inc. ............................       3,500             43,575
Vornado Realty Trust ....................       9,850            386,120
Weingarten Realty Investors .............         900             45,036
                                                            --------------
                                                               3,524,214
                                                            --------------
RESTAURANTS (1.4%)
CBRL Group, Inc. ........................       7,725            193,975
Darden Restaurants, Inc. ................       4,700            150,494
Landry's Seafood Restaurants, Inc. ......      10,000            175,500
Panera Bread Co. - Class A + ............       6,175            254,101
                                                            --------------
                                                                 774,070
                                                            --------------
RETAIL - BUILDING SUPPLIES (0.2%)
Sherwin-Williams Co. ....................       4,700            114,492
                                                            --------------
RETAIL - DEPARTMENT STORES (1.5%)
Dillards, Inc. ..........................       6,400             82,880
Federated Department Stores, Inc. + .....      16,200            518,238
J.C. Penney Co., Inc. ...................       4,500             97,740
May Department Stores Co. ...............       4,000            125,800
                                                            --------------
                                                                 824,658
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.2%)
Wal-Mart Stores, Inc. ...................       1,700             87,380
                                                            --------------
RETAIL - SPECIALITY (2.1%)
AutoZone, Inc. + ........................       8,800            515,064

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
RETAIL - SPECIALITY (CONTINUED)
Group 1 Automotive, Inc. + ..............       4,800            128,640
Office Depot, Inc. + ....................      32,100            436,560
Venator Group, Inc. + ...................       6,300             91,350
                                                            --------------
                                                               1,171,614
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.4%)
Charlotte Russe Holding Inc. + ..........       2,900             41,180
Hot Topic, Inc. + .......................       1,225             30,968
TJX Companies, Inc. .....................       3,900            131,820
                                                            --------------
                                                                 203,968
                                                            --------------
RETAIL STORES - DRUG STORE (0.4%)
Caremark Rx, Inc. + .....................      16,025            214,735
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.3%)
Albertson's, Inc. .......................       5,500            175,505
                                                            --------------
SAVINGS & LOAN COMPANIES (3.6%)
Astoria Financial Corp. .................       4,725            246,125
BankAtlantic Bancorp, Inc. ..............       8,350             67,635
Charter One Financial, Inc. .............       4,305            117,311
Downey Financial Corp. ..................         950             33,383
Flagstar Bancorp Inc. ...................       9,975            249,874
Golden State Bancorp, Inc. ..............       5,300            134,408
Golden West Financial Corp. .............       7,700            374,220
New York Community Bancorp, Inc. ........       7,550            189,279
Sovereign Bancorp, Inc. .................      19,050            188,595
Washington Mutual Financial Corp. .......      14,150            427,188
                                                            --------------
                                                               2,028,018
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (0.5%)
Arbitron Inc. ...........................       1,750             47,250
H&R Block, Inc. .........................       7,000            238,560
                                                            --------------
                                                                 285,810
                                                            --------------
SERVICES - COMPUTER SYSTEMS (1.0%)
eFunds Corp. + ..........................      11,900            184,450
InterVoice-Brite, Inc. + ................      18,575            231,444
Intrado Inc. + ..........................       2,800             76,020
Sabre Holdings Corp. + ..................       3,500             92,050
                                                            --------------
                                                                 583,964
                                                            --------------
SERVICES - DATA PROCESSING (0.8%)
BISYS Group, Inc. (The) + ...............       2,975            154,760
First Data Corp. ........................       2,500            168,925
Fiserv, Inc. + ..........................       3,000            111,570
                                                            --------------
                                                                 435,255
                                                            --------------
SPECIALITY PRINTING (0.8%)
Deluxe Corp. ............................      12,900            451,500
                                                            --------------
STEEL (0.6%)
Quanex Corp. ............................       8,900            230,955
Worthington Industries ..................       8,100            105,300
                                                            --------------
                                                                 336,255
                                                            --------------
TELEPHONE (1.6%)
ALLTEL Corp. ............................       3,000            171,420
CenturyTel, Inc. ........................       3,000             94,800


12 See Notes to Portfolio of Investments.

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
UNITED STATES  (CONTINUED)
TELEPHONE (CONTINUED)
Verizon Communications ..................      12,100            602,701
                                                            --------------
                                                                 868,921
                                                            --------------
TELEPHONE LONG DISTANCE (0.5%)
Commonwealth Telephone Enterprises Inc. +       2,225             95,297
Illuminet Holdings, Inc. + ..............       4,325            154,662
Sprint Corp. ............................       2,400             48,000
                                                            --------------
                                                                 297,959
                                                            --------------
TOBACCO (1.1%)
Philip Morris Co. Inc. ..................       7,500            351,000
UST, Inc. ...............................       8,200            275,602
                                                            --------------
                                                                 626,602
                                                            --------------
TOTAL UNITED STATES COMMON STOCKS                             42,256,727
 (COST $42,579,367)
                                                            --------------
FOREIGN COMMON STOCKS (14.7%)
AUSTRALIA  (0.2%)
CSR Ltd. (Construction) .................      13,300             42,348
Santos Ltd. (Oil & Gas -
 Exploration/Production).................      28,900             92,747
                                                            --------------
TOTAL AUSTRALIA                                                  135,095
                                                            --------------
BRAZIL  (0.2%)
Empresa Brasileira de Aeronautica SA, ADR       6,600            113,256
 (Aerospace/Defense).....................
                                                            --------------
CANADA  (0.8%)
BCE Inc. (Telephone Long Distance) ......       4,700            103,918
Brookfield Properties Co. (Homebuilding)          800             12,840
Canadian National Railway Co. (Railroads)       5,600            221,760
Celestica Inc. (Electronics -
 Semiconductors).........................       2,800             96,096
Trizec Hahn Corp. (Homebuilding) ........       1,200             19,188
                                                            --------------
TOTAL CANADA                                                     453,802
                                                            --------------
DENMARK  (0.4%)
Novo-Nordisk A/S (Health Care -                 5,300            215,067
 Drugs/Pharmaceuticals)..................
                                                            --------------
FINLAND  (0.4%)
Nokia Oyj, ADR (Communications Equipment)      10,800            221,508
                                                            --------------
FRANCE  (1.3%)
Altran Technologies SA (Computers
 Software/Services)......................       2,700            124,026
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)..................       2,900            213,534
Bouygues SA (Engineering & Construction)        3,000             91,871
Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals)..................       2,300            151,746
Total Fina Elf (Oil & Gas - Refining &
 Marketing)..............................       1,200            168,611
                                                            --------------
TOTAL FRANCE                                                     749,788
                                                            --------------
GERMANY  (0.4%)
Adidas-Salomon AG (Textiles - Apparel) ..         800             45,251
Karstadt AG (Retail - Department Stores)        1,400             44,702
Muenchener
 Rueckversicherungs-Gesellschaft AG
 (Insurance - Multi-Line) ...............         500            132,358
SAP AG (Computers Software/Services) ....         200             20,536
                                                            --------------
TOTAL GERMANY                                                    242,847
                                                            --------------


                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
HONG KONG  (0.0%)
Global Crossing Ltd. (Telephone Long           15,500        $    17,515
 Distance)...............................
                                                            --------------
IRELAND  (0.3%)
Bank of Ireland (Banks - Money Center) ..      18,590            164,928
                                                            --------------
ISRAEL  (0.2%)
Check Point Software Technologies Ltd.          3,000             88,560
 (Computers Software/Services) ..........
                                                            --------------
ITALY  (0.8%)
Autostrade SpA (Services - Commercial &
 Consumer)...............................      13,000             81,729
Banca Nazionale del Lavoro (Banks - Money
 Center).................................      56,400            124,459
ENI SpA (Oil - International Integrated)        7,700             96,541
Saipem SpA (Engineering & Construction) .      23,150            114,473
                                                            --------------
TOTAL ITALY                                                      417,202
                                                            --------------
JAPAN  (3.1%)
Bridgestone Corp. (Auto Parts &
 Equipment)..............................      10,000             94,277
Canon, Inc. (Electronics - Component
 Dist.)..................................       4,000            116,335
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ..................       1,100            128,059
Honda Motor Co. (Automobiles) ...........       8,000            286,916
Marui Co., Ltd. (Retail - Department
 Stores).................................       5,000             67,685
Mitsubishi Corp. (Electronics - Component
 Dist.)..................................      13,000             99,620
Mitsui OSK Lines, Ltd. (Transportation -
 Miscellaneous)..........................      28,000             67,481
Nintendo Co. Ltd. (Leisure Time -
 Products)...............................         500             77,121
Nissan Motor Co., Ltd. (Automobiles) ....      34,000            149,994
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications).....................          10            135,615
Ricoh Co., Ltd. (Electronics - Component
 Dist.)..................................       7,000            116,662
SEGA Corp. (Leisure Time - Products) ....       7,800            151,979
Seven Eleven Japan Co., Ltd. (Retail
 Stores - Food Chains) ..................       3,000            130,632
Sumitomo Chemical Co., Ltd. (Chemicals -
 Diversified)............................       9,000             34,337
Sumitomo Mitsui Banking Corp. (Banks -
 Money Center) ..........................      14,000             86,582
                                                            --------------
TOTAL JAPAN                                                    1,743,295
                                                            --------------
MEXICO  (0.6%)
America Movil SA de CV,  ADR
 (Cellular/Wireless Telecommunications) .       7,500            112,500
Cemex SA de CV, ADR (Construction) ......       7,991            183,793
Wal-Mart de Mexico SA de CV (Retail -
 General Merchandise Chains) ............      19,500             46,579
                                                            --------------
TOTAL MEXICO                                                     342,872
                                                            --------------
NETHERLANDS  (0.4%)
Koninklijke Ahold NV (Retail Stores -
 Food Chains) ...........................       3,645            102,628
Qiagen NV (Health Care - Medical
 Products/Supplies)......................       5,200             94,141
                                                            --------------
TOTAL NETHERLANDS                                                196,769
                                                            --------------
NORWAY  (0.4%)
Gjensidige NOR Sparebank (Banks - Major
 Regional)...............................       2,200             61,803
Norske Skogindustrier ASA (Paper & Forest
 Products)...............................       7,100            111,119


                                       See Notes to Portfolio of Investments. 13

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
NORWAY (CONTINUED)
Tandberg ASA (Communications Equipment) .       2,700             48,489
                                                            --------------
TOTAL NORWAY                                                     221,411
                                                            --------------
SINGAPORE  (0.2%)
Flextronics International Ltd.                  5,500            109,450
 (Electrical Equipment)..................
                                                            --------------
SPAIN  (1.2%)
Banco Santander Central Hispano SA (Banks
 - Money Center) ........................      24,900            191,754
Grupo Ferrovial, SA (Engineering &
 Construction)...........................       5,200             96,483
Indra Sistemas, SA (Computer Technology)       15,300            117,136
Sogecable, SA (Broadcasting - TV, Radio &
 Cable)..................................       4,700            105,832
Telefonica Moviles, SA (Cellular/Wireless
 Telecommunications).....................      22,700            143,326
                                                            --------------
TOTAL SPAIN                                                      654,531
                                                            --------------
SWITZERLAND  (0.4%)
Logitech International SA (Computers -
 Peripherals)............................       3,500            107,173
Serono SA (Biotechnology) ...............          40             31,625
Swisscom AG (Telephone Long Distance) ...         200             55,546
Tecan AG (Electronics - Component Dist.)          350             19,741
                                                            --------------
TOTAL SWITZERLAND                                                214,085
                                                            --------------
TAIWAN  (0.2%)
Taiwan Semiconductor Manufacturing Co.
 Ltd. (Electronics - Semiconductors) ....       6,700             86,497
                                                            --------------
UNITED KINGDOM  (3.2%)
ARM Holdings Plc (Electronics -
 Semiconductors).........................      11,000             55,671
BAE Systems Plc (Aerospace/Defense) .....      20,300             98,604
Celltech Group Plc (Biotechnology) ......       6,800             88,706
Debenhams Plc (Retail - Department
 Stores).................................       7,700             40,313
Diageo Plc (Beverages - Alcoholic) ......      11,300            112,817
Legal & General Group Plc (Insurance -
 Life/Health)............................      58,100            127,587
Lloyds TSB Group Plc, ADR (Financial
 -Diversified)...........................      13,443            135,678
Man Group Plc (Investment
 Banking/Brokerage)......................      13,500            217,534
Matalan Plc (Retail Speciality - Apparel)       5,000             26,323
Northern Rock Plc (Banks - Major
 Regional)...............................      19,600            163,900
Rentokil Initial Plc (Services -
 Commercial & Consumer) .................      17,300             62,270
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals) ..........       3,100            138,570
Telewest Communications Plc (Broadcasting
 - TV, Radio & Cable) ...................     209,900            149,576
Vodafone AirTouch Plc (Cellular/Wireless
 Telecommunications).....................     157,817            364,926
                                                            --------------
TOTAL UNITED KINGDOM                                           1,782,475
                                                            --------------
TOTAL FOREIGN COMMON STOCKS
 (COST $8,068,424)                                             8,170,953
                                                            --------------
TOTAL COMMON STOCKS (COST $50,647,791)                        50,427,680
                                                            --------------
                                            PRINCIPAL
                                             AMOUNT
                                           ------------
LONG-TERM BONDS AND NOTES (7.6%)
CORPORATE BONDS  (3.5%)
Abbott Laboratories, 5.63%, 07/01/06 ....   $  55,000             58,111


                                           PRINCIPAL           MARKET
                                             AMOUNT            VALUE
                                           ------------     --------------
CORPORATE BONDS  (CONTINUED)
Alcoa Inc., 7.38%, 08/01/10 .............      20,000             22,531
Allstate Corp., 7.88%, 05/01/05 .........      35,000             38,572
Associates Corp. N.A., 6.95%, 11/01/18 ..      35,000             37,614
Bank of America Corp., 7.40%, 01/15/11 ..      20,000             21,984
Bank One Corp., 6.50%, 02/01/06 .........       5,000              5,318
Boeing Capital Corp., 7.10%, 09/27/05 ...      70,000             75,470
Chase Manhattan Corp. (The), 7.09%,
 02/15/09................................      60,000             66,412
CIT Group Holdings, Inc., 7.50%, 11/14/03      25,000             26,867
Citigroup Inc., 7.25%, 10/01/10 .........      85,000             94,158
ConAgra Foods, Inc., 7.50%, 09/15/05 ....      25,000             27,194
Conoco Funding Co., 5.45%, 10/15/06 .....      10,000             10,100
Conoco Inc., 5.90%, 04/15/04 ............      30,000             31,156
Countrywide Home Loans, Inc., 6.85%,
 06/15/04................................      25,000             26,798
Cox Communications Inc., 7.75%, 08/15/06       95,000            105,033
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 ........................      10,000             10,050
Duke Energy Corp., 7.38%, 03/01/10 ......      15,000             16,676
Duke Energy Field Services, Inc., 7.88%,
 08/16/10................................      35,000             38,620
Electronic Data Systems Corp., 6.85%,
 10/15/04................................     100,000            107,764
First Union National Bank, 7.88%,
 02/15/10................................      10,000             11,201
Ford Motor Co., 7.50%, 03/15/05 .........      25,000             25,992
Ford Motor Co., 7.88%, 06/15/10 .........      20,000             20,957
Ford Motor Credit Co., 7.38%, 10/28/09 ..      20,000             20,306
General Electric Capital Corp., 6.81%,
 11/03/03................................      30,000             32,291
General Electric Capital Corp., 7.38%,
 01/19/10................................      40,000             46,407
General Motors Acceptance Corp.,
 7.63%, 06/15/04 ........................      20,000             21,203
General Motors Acceptance Corp., 7.75%,
 01/19/10................................      30,000             31,477
Honeywell International, 7.50%, 03/01/10       30,000             33,220
Household Finance Corp., 5.88%, 09/25/04       45,000             47,239
Household Finance Corp., 7.88%, 03/01/07       10,000             11,296
Kellogg Co., 6.60%, 04/01/11 ++ .........      25,000             26,485
Kellogg Co., 7.45%, 04/01/31 ............      20,000             22,111
Kraft Foods, Inc., 6.50%, 11/01/31 ......      10,000             10,102
MBNA Master Credit Card Trust, 6.40%,
 01/18/05................................     100,000            102,843
Mellon Bank NA, 7.63%, 09/15/07 .........      30,000             33,980
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 ........................      10,000             10,445
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 ........................      20,000             20,996
Norwest Financial, Inc., 5.38%, 09/30/03       45,000             46,732
Pepsi Bottling Holdings Inc., 5.38%,
 02/17/04................................      25,000             26,178
Qwest Capital Funding Inc., 7.90%,
 08/15/10................................      65,000             68,847
Qwest Communications International Inc.,
 7.50%, 11/01/08 ........................      50,000             51,864
Raytheon Co., 6.15%, 11/01/08 ...........      10,000             10,163
Tennessee Gas Pipeline, 7.00%, 10/15/28 .      60,000             55,613
Textron Financial Corp., 7.13%, 12/09/04      105,000            111,098
United Technologies Corp., 7.13%,
 11/15/10................................      30,000             33,558
Verizon Global Funding Corp., 7.25%,
 12/01/10 ++ ............................      70,000             76,959
WorldCom, Inc., 7.38%, 01/15/06 ++ ......      40,000             42,134


14 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                            PRINCIPAL           MARKET
                                             AMOUNT              VALUE
                                           ------------     --------------
CORPORATE BONDS  (CONTINUED)
WorldCom, Inc., 7.50%, 05/15/11 .........   $  45,000             46,011
                                                            --------------
TOTAL CORPORATE BONDS (COST $1,790,674)                        1,918,136
                                                            --------------
FOREIGN AND SUPRANATIONALS  (0.3%)
France Telecom, 7.75%, 03/01/11 ++ ......      20,000             21,766
Metronet, Zero Coupon, 06/15/08 .........      65,000             35,100
Ontario (Province of), 6.00%, 02/21/06 ..      30,000             32,445
Quebec (Province of), 7.50%, 09/15/29 ...      10,000             11,770
Tyco International Group SA, 6.13%,
 11/01/08................................      25,000             25,668
Tyco International Group SA, 6.13%,
 01/15/09................................      40,000             41,024
Tyco International Group SA, 6.75%,
 02/15/11................................      20,000             21,317
                                                            --------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $197,635)                 189,090
                                                            --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES  (3.4%)
Federal Home Loan Mortgage Corp.,
 6.50%, 01/01/24 ........................     412,862            427,568
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 ........................      91,312             96,705
Federal National Mortgage Assoc.,
 6.00%, 06/01/28 ........................      74,764             75,979
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 ........................     179,612            187,112
Federal National Mortgage Assoc.,
 7.50%, 07/01/11 ........................      49,984             52,905
Federal National Mortgage Assoc.,
 8.00%, 12/15/30 # ......................      75,000             79,313
Federal National Mortgage Assoc.,
 8.50%, 09/01/26 ........................     238,371            255,725
Federal National Mortgage Assoc. -
 Conventional Loan, 6.50%, 11/01/27 .....     161,652            166,602
Government National Mortgage Assoc.,
 6.50%, 01/15/29 ........................     146,869            151,688
Government National Mortgage Assoc.,
 7.00%, 02/15/28 ........................     281,514            294,444
Government National Mortgage Assoc.,
 8.00%, 07/15/24 ........................      94,791            101,159
                                                            --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                   1,889,200
 SECURITIES (COST $1,795,470)
                                                            --------------
U.S. TREASURY OBLIGATIONS  (0.4%)
U.S. Treasury Bond, 6.13%, 08/15/29 * ...     144,000            166,343
U.S. Treasury Bond, 6.25%, 05/15/30 .....      35,000             41,666
U.S. Treasury Note, 4.63%, 05/15/06 .....      18,000             18,827
                                                            --------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $199,421)                  226,836
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES                                4,223,262
 (COST $3,983,200)
                                                            --------------
SHORT-TERM INVESTMENTS (0.4%)
U.S. Treasury Bill, 2.15%, 04/04/02 @ ...     200,000            198,500
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $198,161)                                                 198,500
                                                            --------------
TOTAL INVESTMENTS (COST $54,829,152)(A)                       54,849,442
OTHER ASSETS LESS LIABILITIES                                    798,771
                                                            --------------
TOTAL NET ASSETS                                             $55,648,213
                                                            --------------


Notes to Portfolio of Investment

(a) The cost of investments for federal income tax purposes amounts to $55,431,897. Unrealized gains and losses, based on idenified tax cost at October 31, 2001, are as follows:


Unrealized gains .........................................   $ 3,159,146
Unrealized losses ........................................    (3,741,601)
                                                            --------------
   Net unrealized loss ...................................   $  (582,455)
                                                            ==============


Information concerning open futures contracts at October 31, 2001 is shown below:

                                             NOTIONAL
                                   NO. OF     MARKET    EXPIRATION    UNREALIZED
                                   CONTRACTS  VALUE        DATE      GAIN/(LOSS)
                                   ---------- -----       -------    -----------
  LONG CONTRACTS
------------------

CAC 40 Index Futures                  5       $ 196,510   Dec 01     $ 24,139
DAX Index Futures                     3         309,289   Dec 01       24,218
TOPIX Index Futures                   3         258,936   Dec 01        3,676
                                             -----------            ----------
                                              $ 764,735              $ 52,033
                                             ===========            ==========


+    Non-income producing security

* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2001.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

# When-issued or delayed delivery security. The cost of these securities is $ 78,560.

@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2001.


ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 15

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
CROSSROADS
--------------------------------------------------------------------------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
COMMON STOCKS (75.9%)
UNITED STATES (66.3%)
AEROSPACE/DEFENSE (0.5%)
Alliant Techsystems Inc. + ............          300       $     26,178
BE Aerospace, Inc. + ..................        5,225             42,427
General Dynamics Corp. ................        1,500            122,400
Lockheed Martin Corp. .................        3,400            165,818
                                                           ---------------
                                                                356,823
                                                           ---------------
AGRICULTURE (0.3%)
Fresh Del Monte Produce + .............       14,300            188,045
                                                           ---------------
AIRLINES (0.0%)
Southwest Airlines Co. ................           50                795
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.0%)
Visteon Corp. .........................          300              3,570
                                                           ---------------
AUTOMOBILES (0.1%)
Ford Motor Co. ........................        5,000             80,250
                                                           ---------------
BANKS - MAJOR REGIONAL (1.0%)
Huntington Bancshares Inc. ............        6,500            100,295
SouthTrust Corp. ......................        5,500            124,630
Union Planters Corp. ..................       11,800            477,900
                                                           ---------------
                                                                702,825
                                                           ---------------
BANKS - REGIONAL (0.4%)
R&G Financial Corp. ...................       13,350            247,376
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.4%)
Constellation Brands, Inc. + ..........        7,500            307,800
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Pepsi Bottling Group, Inc. (The) ......        4,700            218,456
                                                           ---------------
BIOTECHNOLOGY (0.2%)
SangStat Medical Corp. + ..............        6,200            140,368
                                                           ---------------
CHEMICALS - SPECIALITY (0.6%)
International Flavors & Fragrances,
 Inc...................................       12,200            347,822
Octel Corp. + .........................        3,050             58,469
USEC Inc. .............................        4,200             27,510
                                                           ---------------
                                                                433,801
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.9%)
Comverse Technology, Inc. + ...........        5,200             97,812
Harris Corp. ..........................        4,450            152,546
L-3 Communications Holdings, Inc. + ...        2,675            232,377
UTStarcom, Inc. + .....................        5,100            119,748
                                                           ---------------
                                                                602,483
                                                           ---------------
COMPUTERS - HARDWARE (0.3%)
Dell Computer Corp. + .................        7,600            182,248
Palm, Inc. + ..........................           14                 34
                                                           ---------------
                                                                182,282
                                                           ---------------
COMPUTERS - NETWORKING (0.2%)
Alloy Inc. + ..........................       12,800            170,880
                                                           ---------------
COMPUTERS - PERIPHERALS (0.3%)
NYFIX, Inc. + .........................        3,200             56,960
Storage Technology Corp. + ............        9,300            174,561
                                                           ---------------
                                                                231,521
                                                           ---------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (3.3%)
Affiliated Computer Services, Inc. + ..        3,550            312,577
Catapult Communications Corp. + .......        9,200            208,380
Citrix Systems, Inc. + ................       15,500            362,700
Computer Associates International, Inc.       16,700            516,364
Compuware Corp. + .....................       51,100            525,308
Microsoft Corp. + .....................        5,800            337,270
Novell, Inc. + ........................       26,800             94,872
                                                           ---------------
                                                              2,357,471
                                                           ---------------
CONSUMER FINANCE (0.7%)
Countrywide Credit Industries, Inc. ...        3,000            119,790
Household International, Inc. .........        2,900            151,670
PMI Group, Inc. (The) .................        3,850            213,482
Providian Financial Corp. .............        3,000             11,670
                                                           ---------------
                                                                496,612
                                                           ---------------
CONTAINERS - METAL & GLASS (1.0%)
Ball Corp. ............................       11,500            707,710
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (1.5%)
Bemis Co., Inc. .......................        2,900            125,483
Pactiv Corp. + ........................       57,425            930,285
                                                           ---------------
                                                              1,055,768
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (1.0%)
Fleming Companies, Inc. ...............        9,475            228,348
Supervalu, Inc. .......................       22,975            490,286
                                                           ---------------
                                                                718,634
                                                           ---------------
ELECTRIC COMPANIES (3.0%)
Allegheny Energy, Inc. ................        2,700             98,685
Ameren Corp. ..........................        2,800            112,280
American Electric Power Co., Inc. .....        3,000            125,700
Avista Corp. ..........................       13,625            163,364
DTE Energy Co. ........................        2,700            112,563
Duke Energy Corp. .....................        2,000             76,820
Entergy Corp. .........................        3,200            124,320
Exelon Corp. ..........................        1,900             79,933
FirstEnergy Corp. .....................       13,700            472,102
GPU, Inc. .............................        2,700            107,055
IDACORP, Inc. .........................        3,150            119,700
Public Service Co. of New Mexico ......        9,150            224,175
TXU Corp. .............................        3,000            137,520
Unisource Energy Corp. ................        5,350             84,316
Xcel Energy, Inc. .....................        4,500            127,260
                                                           ---------------
                                                              2,165,793
                                                           ---------------
ELECTRICAL EQUIPMENT (1.5%)
Black Box Corp. + .....................        2,100             94,563
DRS Technologies Inc. + ...............        6,075            245,126
General Electric Co. ..................       14,700            535,227
Planar Systems Inc. + .................       12,425            180,660
                                                           ---------------
                                                              1,055,576
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.8%)
Analog Devices, Inc. + ................        3,300            125,400


16 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Intel Corp. ...........................        8,000            195,360
Maxim Integrated Products, Inc. + .....          900             41,175
National Semiconductor Corp. + ........        7,300            189,654
                                                           ---------------
                                                                551,589
                                                           ---------------
ENGINEERING & CONSTRUCTION (0.2%)
Jacobs Engineering Group, Inc. + ......        2,200            144,188
                                                           ---------------
ENTERTAINMENT (0.1%)
Blockbuster Inc. - Class A ............        3,300             82,764
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.3%)
FEI Co. + .............................        8,875            239,448
                                                           ---------------
FINANCIAL - DIVERSIFIED (3.7%)
Ambac Financial Group, Inc. ...........        2,000             96,000
American Home Mortgage Holdings Inc. ..       11,725            179,275
Citigroup Inc. ........................        1,500             68,280
Fannie Mae ............................        8,300            671,968
Freddie Mac ...........................        9,700            657,854
National Processing Inc. + ............        9,900            258,885
Security Capital Group Inc. - Class B +        8,750            163,625
USA Education Inc. ....................        6,800            554,608
                                                           ---------------
                                                              2,650,495
                                                           ---------------
FOODS (0.8%)
General Mills, Inc. ...................        5,600            257,152
Kellogg Co. ...........................        1,100             33,550
Smithfields Foods, Inc. + .............       14,000            294,700
                                                           ---------------
                                                                585,402
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.1%)
Alliance Gaming Corp. + ...............       14,750            292,050
Anchor Gaming + .......................        5,200            264,316
Argosy Gaming Co. + ...................        8,075            234,417
                                                           ---------------
                                                                790,783
                                                           ---------------
HARDWARE & TOOLS (0.2%)
Stanley Works (The) ...................        2,800            107,296
                                                           ---------------
HEALTH CARE - DIVERSIFIED (0.8%)
Johnson & Johnson .....................        9,500            550,145
                                                           ---------------
HEALTH CARE - DRUGS (0.5%)
Barr Laboratories, Inc. + .............        2,975            216,580
King Pharmaceuticals, Inc. + ..........          900             35,091
Medicis Pharmaceutical Corp. + ........        1,700             98,073
                                                           ---------------
                                                                349,744
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.7%)
CIMA Labs Inc. + ......................        3,850            208,092
Pfizer, Inc. ..........................        4,225            177,028
SICOR Inc. + ..........................        5,750            107,813
                                                           ---------------
                                                                492,933
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.4%)
Tenet Healthcare Corp. + ..............        4,800            276,096
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.1%)
Manor Care, Inc. + ....................        4,400            102,784
                                                           ---------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
HEALTH CARE - MANAGED CARE (2.0%)
Humana, Inc. + ........................       10,600            122,430
Rightchoice Managed Care, Inc. + ......        4,075            272,617
UnitedHealth Group Inc. ...............        8,200            539,150
Wellpoint Health Networks, Inc. + .....        4,700            524,473
                                                           ---------------
                                                              1,458,670
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.8%)
AmerisourceBergen Corp. + .............          934             59,365
Cooper Companies, Inc. ................        4,975            238,800
Haemonetics Corp. + ...................        2,200             83,820
ResMed Inc. + .........................        4,800            267,840
Sola International, Inc. + ............       16,275            260,075
St. Jude Medical, Inc. + ..............        5,000            355,000
                                                           ---------------
                                                              1,264,900
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.7%)
Accredo Health Inc. + .................        6,750            230,310
DaVita, Inc. + ........................       10,600            192,920
Healthsouth Corp. + ...................        6,400             83,328
                                                           ---------------
                                                                506,558
                                                           ---------------
HOMEBUILDING (0.9%)
Beazer Homes USA, Inc. + ..............        1,800             82,206
Catellus Development Corp. + ..........          600             10,320
Forest City Enterprises Inc. ..........          300             14,565
Lennar Corp. ..........................        6,750            244,755
NVR, Inc. + ...........................        1,775            280,982
                                                           ---------------
                                                                632,828
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.7%)
Whirlpool Corp. .......................        8,700            513,474
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.2%)
Clorox Co. ............................        3,300            117,810
                                                           ---------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. ..................        3,300            121,605
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.9%)
Conseco, Inc. .........................       19,000             56,810
John Hancock Financial Services, Inc. .        3,300            112,464
Torchmark Corp. .......................       12,800            473,984
                                                           ---------------
                                                                643,258
                                                           ---------------
INSURANCE - MULTI-LINE (0.2%)
Loews Corp. ...........................        2,500            127,000
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (1.4%)
Fidelity National Financial, Inc. .....        9,385            215,949
First American Corp. ..................       12,250            203,963
MBIA, Inc. ............................        2,300            105,938
MGIC Investment Corp. .................        1,800             93,132
Old Republic International Corp. ......        9,325            236,575
Progressive Corp. .....................          900            124,839
                                                           ---------------
                                                                980,396
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Bear Stearns Co., Inc. (The) ..........        2,200            118,800
                                                           ---------------


                                       See Notes to Portfolio of Investments. 17

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
INVESTMENT MANAGEMENT (0.2%)
BlackRock, Inc. + .....................        3,325        $   143,806
                                                           ---------------
LEISURE TIME - PRODUCTS (0.5%)
Brunswick Corp. .......................        5,600            100,184
Direct Focus, Inc. + ..................        9,425            229,216
                                                           ---------------
                                                                329,400
                                                           ---------------
LODGING - HOTELS (0.1%)
Carnival Corp. ........................        1,600             34,848
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.8%)
Hillenbrand Industries, Inc. ..........        4,725            250,519
Tyco International Ltd. ...............        7,100            348,894
                                                           ---------------
                                                                599,413
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.2%)
IKON Office Solutions, Inc. ...........       11,200            108,528
                                                           ---------------
METALS MINING (0.1%)
Freeport-McMoRan Copper & Gold, Inc. +         9,400            104,340
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.3%)
AGL Resources, Inc. ...................        9,900            204,435
El Paso Energy Corp. ..................       10,941            536,765
KeySpan Energy Corp. ..................          400             13,272
NICOR, Inc. ...........................        2,500             97,225
Peoples Energy Corp. ..................        2,400             91,896
                                                           ---------------
                                                                943,593
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.5%)
Offshore Logistics, Inc. + ............        5,525            110,224
Patterson-UTI Energy, Inc. + ..........       15,275            275,255
                                                           ---------------
                                                                385,479
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.2%)
Apache Corp. ..........................          300             15,480
Burlington Resources, Inc. ............        3,000            111,750
                                                           ---------------
                                                                127,230
                                                           ---------------
OIL & GAS - REFINING & MARKETING (1.8%)
Ashland Oil Inc. ......................       12,100            487,146
Sunoco, Inc. ..........................       15,200            568,936
Ultramar Diamond Shamrock Corp. .......        3,900            195,195
                                                           ---------------
                                                              1,251,277
                                                           ---------------
OIL - DOMESTIC INTEGRATED (1.6%)
Amerada Hess Corp. ....................        1,700             99,875
Conoco Inc. ...........................        1,000             25,700
Occidental Petroleum Corp. ............       21,100            534,252
USX-Marathon Group ....................       17,800            491,102
                                                           ---------------
                                                              1,150,929
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (1.1%)
Exxon Mobil Corp. .....................        6,300            248,535
Frontier Oil Corp. + ..................       16,300            309,700
Tesoro Petroleum Corp. + ..............       19,525            258,120
                                                           ---------------
                                                                816,355
                                                           ---------------
PAPER & FOREST PRODUCTS (0.2%)
Weyerhaeuser Co. ......................        3,300            164,703
                                                           ---------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
PERSONAL CARE (0.2%)
Alberto-Culver Co. - Class B ..........        3,775        $   159,494
                                                           ---------------
PUBLISHING (0.2%)
Scholastic Corp. + ....................        2,525            112,868
                                                           ---------------
REIT DIVERSIFIED (6.2%)
AMB Property Corp. ....................        2,700             65,637
American Land Lease, Inc. .............          300              3,792
Annaly Mortgage Management Inc. .......          700              9,625
Apartment Investment & Management Co. .        2,200             92,334
Archstone-Smith Trust .................        1,800             43,560
Arden Realty Group, Inc. ..............        2,400             59,112
Avalonbay Communities, Inc. ...........        2,404            109,142
Bedford Property Investors, Inc. ......        1,300             26,598
Boston Properties, Inc. ...............        2,800             98,980
Brandywine Realty Trust ...............        1,900             37,506
BRE Properties, Inc. ..................        1,000             29,000
Camden Property Trust .................        1,100             38,280
Capital Automotive REIT ...............          700             13,545
CarrAmerica Realty Corp. ..............        2,400             67,944
CBL & Associates Properties, Inc. .....        1,100             32,032
Charles E. Smith Residential Realty,
 Inc...................................        1,100             52,195
Chateau Communities, Inc. .............        1,500             47,250
Chelsea GCA Realty, Inc. ..............          900             40,320
Colonial Properties Trust .............        1,300             38,805
Crown America Realty Trust ............        2,500             17,825
Developers Diversified Realty Corp. ...        1,500             27,300
Duke Realty Corp. .....................        3,768             86,852
EastGroup Properties, Inc. ............          800             16,720
ElderTrust + ..........................        1,200              9,828
Equity Inns, Inc. .....................        1,000              7,940
Equity Office Properties Trust ........       12,987            370,130
Equity Residential Properties Trust ...        8,206            212,946
Essex Property Trust, Inc. ............          700             32,795
Federal Realty Investment Inc. ........        1,100             24,002
General Growth Properties, Inc. .......        1,200             43,944
Glenborough Realty Trust, Inc. ........        1,200             20,868
Health Care Property Investors, Inc. ..        1,100             40,942
Health Care REIT, Inc. ................          400             10,360
Healthcare Realty Trust, Inc. .........          500             13,500
Home Properties of New York, Inc. .....          900             27,549
Hospitality Properties Trust ..........        2,400             59,544
Host Marriott Corp. ...................        8,800             59,400
HRPT Properties Trust .................        4,800             39,120
Innkeepers USA Trust ..................        1,000              6,930
iStar Financial Inc. ..................        2,700             62,910
Keystone Property Trust ...............        2,900             35,960
Kilroy Realty Corp. ...................        1,600             37,456
Kimco Realty Corp. ....................        2,200            107,558
La Quinta Properties, Inc. ............        5,900             31,565
Liberty Property Trust ................        2,300             61,640


18 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Mack-Cali Realty Corp. ................        2,100             65,100
Manufactured Home Communities, Inc. ...          900             27,495
MeriStar Hospitality Corp. ............        3,200             30,400
Mid-America Apartment Communities, Inc.          300              7,374
Mills Corp. ...........................        1,200             26,208
Mission West Properties Inc. ..........        1,400             16,926
National Health Investors, Inc. .......        1,500             20,985
National Health Realty Inc. ...........        1,400             21,630
Nationwide Health Properties, Inc. ....          600             11,820
Pan Pacific Retail Properties, Inc. ...        1,300             36,075
Parkway Properties, Inc. ..............          600             18,480
Pennsylvania Real Estate Investment
 Trust.................................          800             17,720
Pinnacle Holdings Inc. + ..............        7,400              4,440
Plum Creek Timber Co. Inc. ............        3,000             82,890
ProLogis Trust ........................        5,600            111,608
PS Business Parks, Inc. ...............          900             25,263
Public Storage, Inc. ..................       14,150            465,393
Reckson Associates Realty Corp. .......        1,700             39,100
Regency Centers Corp. .................        1,100             27,225
Rouse Co. (The) .......................        1,600             42,032
Senior Housing Properties Trust .......        3,900             49,530
Simon Property Group, Inc. ............        6,000            165,000
SL Green Realty Corp. .................        1,500             44,730
Storage USA, Inc. .....................          800             32,120
Sun Communities, Inc. .................          800             30,000
Tanger Factory Outlet Centers, Inc. ...          400              8,160
Taubman Centers, Inc. .................        1,200             16,152
Thornburg Mortgage Inc. ...............          500              8,890
United Dominion Realty Trust, Inc. ....        1,400             20,006
Ventas, Inc. ..........................        4,400             54,780
Vornado Realty Trust ..................       11,875            465,500
Weingarten Realty Investors ...........        1,100             55,044
                                                           ---------------
                                                              4,419,317
                                                           ---------------
RESTAURANTS (1.2%)
CBRL Group, Inc. ......................        8,875            222,851
Darden Restaurants, Inc. ..............        4,800            153,696
Landry's Seafood Restaurants, Inc. ....       11,400            200,070
Panera Bread Co. - Class A + ..........        7,125            293,194
                                                           ---------------
                                                                869,811
                                                           ---------------
RETAIL - BUILDING SUPPLIES (0.2%)
Sherwin-Williams Co. ..................        4,700            114,492
                                                           ---------------
RETAIL - DEPARTMENT STORES (1.2%)
Dillards, Inc. ........................        6,900             89,355
Federated Department Stores, Inc. + ...       16,500            527,835
J.C. Penney Co., Inc. .................        4,600             99,912
May Department Stores Co. .............        4,100            128,945
                                                           ---------------
                                                                846,047
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.1%)
Wal-Mart Stores, Inc. .................        1,700             87,380
                                                           ---------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
RETAIL - SPECIALITY (1.9%)
AutoZone, Inc. + ......................        9,600            561,888
Group 1 Automotive, Inc. + ............        5,600            150,080
Office Depot, Inc. + ..................       40,100            545,360
Venator Group, Inc. + .................        7,200            104,400
                                                           ---------------
                                                              1,361,728
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.3%)
Charlotte Russe Holding Inc. + ........        3,300             46,860
Hot Topic, Inc. + .....................        1,375             34,760
TJX Companies, Inc. ...................        4,000            135,200
                                                           ---------------
                                                                216,820
                                                           ---------------
RETAIL STORES - DRUG STORE (0.4%)
Caremark Rx, Inc. + ...................       18,625            249,575
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.2%)
Albertson's, Inc. .....................        5,500            175,505
                                                           ---------------
SAVINGS & LOAN COMPANIES (3.2%)
Astoria Financial Corp. ...............        5,575            290,402
BankAtlantic Bancorp, Inc. ............        9,500             76,950
Charter One Financial, Inc. ...........        4,410            120,173
Downey Financial Corp. ................        1,175             41,290
Flagstar Bancorp Inc. .................       11,600            290,580
Golden State Bancorp, Inc. ............        6,100            154,696
Golden West Financial Corp. ...........        8,200            398,520
New York Community Bancorp, Inc. ......        9,150            229,390
Sovereign Bancorp, Inc. ...............       22,125            219,037
Washington Mutual Financial Corp. .....       15,100            455,869
                                                           ---------------
                                                              2,276,907
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.4%)
Arbitron Inc. .........................        2,025             54,675
H&R Block, Inc. .......................        7,500            255,600
                                                           ---------------
                                                                310,275
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.9%)
eFunds Corp. + ........................       13,675            211,963
InterVoice-Brite, Inc. + ..............       21,325            265,709
Intrado Inc. + ........................        3,300             89,595
Sabre Holdings Corp. + ................        3,700             97,310
                                                           ---------------
                                                                664,577
                                                           ---------------
SERVICES - DATA PROCESSING (0.7%)
BISYS Group, Inc. (The) + .............        3,425            178,169
First Data Corp. ......................        2,700            182,439
Fiserv, Inc. + ........................        3,200            119,008
                                                           ---------------
                                                                479,616
                                                           ---------------
SPECIALITY PRINTING (0.8%)
Deluxe Corp. ..........................       16,200            567,000
                                                           ---------------
STEEL (0.5%)
Quanex Corp. ..........................       10,200            264,690
Worthington Industries ................        8,200            106,600
                                                           ---------------
                                                                371,290
                                                           ---------------
TELEPHONE (1.3%)
ALLTEL Corp. ..........................        3,300            188,562


                                       See Notes to Portfolio of Investments. 19

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
TELEPHONE (CONTINUED)
CenturyTel, Inc. ......................        3,300            104,280
Qwest Communications International Inc.
 +.....................................           42                544
Verizon Communications ................       13,000            647,530
                                                           ---------------
                                                                940,916
                                                           ---------------
TELEPHONE LONG DISTANCE (0.5%)
Commonwealth Telephone Enterprises Inc.
 +.....................................        2,575            110,287
Illuminet Holdings, Inc. + ............        4,925            176,118
Sprint Corp. ..........................        2,600             52,000
                                                           ---------------
                                                                338,405
                                                           ---------------
TOBACCO (0.9%)
Philip Morris Co. Inc. ................        8,000            374,400
UST, Inc. .............................        8,300            278,963
                                                           ---------------
                                                                653,363
                                                           ---------------
TOTAL UNITED STATES (COST $47,501,483)                       47,209,092
                                                           ---------------
FOREIGN COMMON STOCKS (9.6%)
AUSTRALIA (0.2%)
CSR Ltd. (Construction) ...............       11,000             35,024
Santos Ltd. (Oil & Gas -
 Exploration/Production)...............       23,800             76,380
                                                           ---------------
TOTAL AUSTRALIA                                                 111,404
                                                           ---------------
BRAZIL (0.1%)
Empresa Brasileira de Aeronautica SA,          5,400             92,664
 ADR (Aerospace/Defense) ..............
                                                           ---------------
CANADA (0.5%)
BCE Inc. (Telephone Long Distance) ....        3,900             86,230
Brookfield Properties Co.
 (Homebuilding)........................        1,100             17,655
Canadian National Railway Co.
 (Railroads)...........................        4,700            186,120
Celestica Inc. (Electronics -
 Semiconductors).......................        2,300             78,936
Trizec Hahn Corp. (Homebuilding) ......        1,500             23,985
                                                           ---------------
TOTAL CANADA                                                    392,926
                                                           ---------------
DENMARK (0.2%)
Novo-Nordisk A/S (Health Care -                4,000            162,315
 Drugs/Pharmaceuticals)................
                                                           ---------------
FINLAND (0.3%)
Nokia Oyj, ADR (Communications                 9,000            184,590
 Equipment)............................
                                                           ---------------
FRANCE (0.8%)
Altran Technologies SA (Computers
 Software/Services)....................        2,300            105,652
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)................        2,400            176,717
Bouygues SA (Engineering &
 Construction).........................        2,400             73,497
Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals)................        1,500             98,965
Total Fina Elf (Oil & Gas - Refining &
 Marketing)............................        1,100            154,560
                                                           ---------------
TOTAL FRANCE                                                    609,391
                                                           ---------------
GERMANY (0.3%)
Adidas-Salomon AG (Textiles - Apparel)           600             33,938
Karstadt AG (Retail - Department
 Stores)...............................        1,100             35,123


                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
GERMANY (CONTINUED)
Muenchener
 Rueckversicherungs-Gesellschaft AG
 (Insurance - Multi-Line) .............          400            105,886
SAP AG (Computers Software/Services) ..          200             20,536
                                                           ---------------
TOTAL GERMANY                                                   195,483
                                                           ---------------
HONG KONG (0.0%)
Global Crossing Ltd. (Telephone Long          12,800             14,464
 Distance).............................
                                                           ---------------
IRELAND (0.2%)
Bank of Ireland (Banks - Money Center)        14,830            131,570
                                                           ---------------
ISRAEL (0.1%)
Check Point Software Technologies Ltd.         2,450             72,324
 (Computers Software/Services) ........
                                                           ---------------
ITALY (0.5%)
Autostrade SpA (Services - Commercial &
 Consumer).............................       10,400             65,384
Banca Nazionale del Lavoro (Banks -
 Money Center) ........................       46,150            101,840
ENI SpA (Oil - International
 Integrated)...........................        6,400             80,241
Saipem SpA (Engineering & Construction)       19,000             93,952
                                                           ---------------
TOTAL ITALY                                                     341,417
                                                           ---------------
JAPAN (2.0%)
Bridgestone Corp. (Auto Parts &
 Equipment)............................        7,000             65,994
Canon, Inc. (Electronics - Component
 Dist.)................................        4,000            116,335
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ................          900            104,775
Honda Motor Co. (Automobiles) .........        7,000            251,052
Marui Co., Ltd. (Retail - Department
 Stores)...............................        4,000             54,148
Mitsubishi Corp. (Electronics -
 Component Dist.) .....................       10,000             76,631
Mitsui OSK Lines, Ltd. (Transportation
 - Miscellaneous) .....................       23,000             55,431
Nintendo Co. Ltd. (Leisure Time -
 Products).............................          400             61,697
Nissan Motor Co., Ltd. (Automobiles) ..       28,000            123,524
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)...................            8            108,492
Ricoh Co., Ltd. (Electronics -
 Component Dist.) .....................        6,000             99,996
SEGA Corp. (Leisure Time - Products) ..        5,300            103,268
Seven Eleven Japan Co., Ltd. (Retail
 Stores - Food Chains) ................        3,000            130,632
Sumitomo Chemical Co., Ltd. (Chemicals
 - Diversified) .......................        8,000             30,522
Sumitomo Mitsui Banking Corp. (Banks -
 Money Center) ........................       11,000             68,028
                                                           ---------------
TOTAL JAPAN                                                   1,450,525
                                                           ---------------
MEXICO (0.4%)
America Movil SA de CV,  ADR
 (Cellular/Wireless Telecommunications)        6,100             91,500
Cemex SA de CV, ADR (Construction) ....        6,206            142,738
Wal-Mart de Mexico SA de CV (Retail -
 General Merchandise Chains) ..........       16,000             38,219
                                                           ---------------
TOTAL MEXICO                                                    272,457
                                                           ---------------


20 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
NETHERLANDS (0.3%)
Koninklijke Ahold NV (Retail Stores -
 Food Chains) .........................        4,738            133,403
Qiagen NV (Health Care - Medical
 Products/Supplies)....................        4,300             77,847
                                                           ---------------
TOTAL NETHERLANDS                                               211,250
                                                           ---------------
NORWAY (0.3%)
Gjensidige NOR Sparebank (Banks - Major
 Regional).............................        1,800             50,566
Norske Skogindustrier ASA (Paper &
 Forest Products) .....................        5,700             89,209
Tandberg ASA (Communications Equipment)        2,300             41,305
                                                           ---------------
TOTAL NORWAY                                                    181,080
                                                           ---------------
SINGAPORE (0.1%)
Flextronics International Ltd.                 4,500             89,550
 (Electrical Equipment) ...............
                                                           ---------------
SPAIN (0.8%)
Banco Santander Central Hispano SA
 (Banks - Money Center) ...............       20,900            160,951
Grupo Ferrovial, SA (Engineering &
 Construction).........................        4,300             79,784
Indra Sistemas, SA (Computer
 Technology)...........................       12,500             95,699
Sogecable, SA (Broadcasting - TV, Radio
 & Cable) .............................        3,900             87,818
Telefonica Moviles, SA
 (Cellular/Wireless Telecommunications)       18,500            116,807
                                                           ---------------
TOTAL SPAIN                                                     541,059
                                                           ---------------
SWITZERLAND (0.3%)
Logitech International SA (Computers -
 Peripherals)..........................        2,500             76,552
Serono SA (Biotechnology) .............           20             15,813
Swisscom AG (Telephone Long Distance) .          200             55,546
Tecan AG (Electronics - Component
 Dist.)................................          950             53,583
                                                           ---------------
TOTAL SWITZERLAND                                               201,494
                                                           ---------------
TAIWAN (0.1%)
Taiwan Semiconductor Manufacturing Co.         5,400             69,714
 Ltd. (Electronics - Semiconductors) ..
                                                           ---------------
UNITED KINGDOM (2.1%)
ARM Holdings Plc (Electronics -
 Semiconductors).......................        9,000             45,549
BAE Systems Plc (Aerospace/Defense) ...       16,600             80,632
Celltech Group Plc (Biotechnology) ....        6,400             83,489
Debenhams Plc (Retail - Department
 Stores)...............................        6,400             33,507
Diageo Plc (Beverages - Alcoholic) ....        9,300             92,849
Legal & General Group Plc (Insurance -
 Life/Health)..........................       48,400            106,286
Lloyds TSB Group Plc, ADR (Financial -
 Diversified)..........................       10,857            109,578
Man Group Plc (Investment
 Banking/Brokerage)....................       11,300            182,084
Matalan Plc (Retail Speciality -
 Apparel)..............................        4,200             22,111
Northern Rock Plc (Banks - Major
 Regional).............................       15,600            130,451
Rentokil Initial Plc (Services -
 Commercial & Consumer) ...............       14,500             52,191

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED KINGDOM (CONTINUED)
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals) ........        2,734            122,210
Telewest Communications Plc
 (Broadcasting - TV, Radio & Cable) ...      174,600            124,421
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)      137,624            318,233
                                                           ---------------
TOTAL UNITED KINGDOM                                          1,503,591
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS                                   6,829,268
 (COST $6,895,899)
                                                           ---------------
TOTAL COMMON STOCKS (COST $54,397,382)                       54,038,360
                                                           ---------------

                                          PRINCIPAL
                                           AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (23.0%)
CORPORATE BONDS (7.5%)
Abbott Laboratories, 5.63%, 07/01/06 ..  $   190,000            200,746
Alcoa Inc., 7.38%, 08/01/10 ...........       40,000             45,061
Allstate Corp., 7.88%, 05/01/05 .......       55,000             60,613
Associates Corp. N.A., 6.95%, 11/01/18        85,000             91,349
Bank of America Corp., 7.40%, 01/15/11        50,000             54,959
Bank One Corp., 6.50%, 02/01/06 .......       20,000             21,272
Boeing Capital Corp., 7.10%, 09/27/05 .      165,000            177,893
Chase Manhattan Corp. (The), 7.09%,
 02/15/09..............................      145,000            160,496
Citigroup Inc., 7.25%, 10/01/10 .......      185,000            204,932
ConAgra Foods, Inc., 7.50%, 09/15/05 ..      120,000            130,532
Conoco Funding Co., 5.45%, 10/15/06 ...       40,000             40,400
Conoco Inc., 5.90%, 04/15/04 *.........       60,000             62,312
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 *.....................       60,000             64,315
Cox Communications Inc., 7.75%,
 08/15/06..............................      230,000            254,290
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 ......................       40,000             40,200
Duke Energy Corp., 7.38%, 03/01/10 ....       55,000             61,147
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 ......................       80,000             88,274
Electronic Data Systems Corp.,
 6.85%, 10/15/04 * ....................      245,000            264,022
First Union National Bank, 7.88%,
 02/15/10..............................       40,000             44,804
Ford Motor Credit Co., 7.50%, 03/15/05        75,000             77,976
Ford Motor Credit Co., 7.88%, 06/15/10       140,000            146,702
Ford Motor Credit Co., 7.38%, 10/28/09        50,000             50,765
General Electric Capital Corp., 6.81%,
 11/03/03 * ...........................      130,000            139,927
General Electric Capital Corp., 7.38%,
 01/19/10..............................       75,000             87,013
General Motors Acceptance Corp.,
 7.63%, 06/15/04 *.....................       55,000             58,308
General Motors Acceptance Corp.,
 7.75%, 01/19/10 ......................       70,000             73,445
Honeywell International, 7.50%,
 03/01/10..............................       80,000             88,588
Household Finance Corp., 5.88%,
 09/25/04 * ...........................      145,000            152,214
Household Finance Corp., 7.88%,
 03/01/07..............................       45,000             50,832
Kellogg Co., 6.60%, 04/01/11 ++ .......       90,000             95,348
Kellogg Co., 7.45%, 04/01/31 ..........       50,000             55,277
Kraft Foods, Inc., 6.50%, 11/01/31 ....       35,000             35,357



                                       See Notes to Portfolio of Investments. 21

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------

                                          PRINCIPAL           MARKET
                                           AMOUNT              VALUE
                                         -------------     ---------------
CORPORATE BONDS (CONTINUED)
MBNA Master Credit Card Trust,
 6.40%, 01/18/05 ......................  $   400,000            411,372
Mellon Bank NA, 7.63%, 09/15/07 .......       55,000             62,297
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 * ....................       35,000             36,559
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 *.....................       75,000             78,736
Norwest Financial, Inc., 5.38%,
 09/30/03 * ...........................      145,000            150,580
Pepsi Bottling Holdings Inc., 5.38%,
 02/17/04 * ...........................       95,000             99,475
Qwest Capital Funding Inc., 7.90%,
 08/15/10..............................      155,000            164,173
Qwest Communications International
 Inc.,
 7.50%, 11/01/08 ......................      205,000            212,644
Raytheon Co., 6.15%, 11/01/08 .........       40,000             40,650
Tennessee Gas Pipeline, 7.00%, 10/15/28      150,000            139,032
Textron Financial Corp., 7.13%,
 12/09/04..............................      245,000            259,230
United Technologies Corp., 7.13%,
 11/15/10..............................       80,000             89,489
Verizon Global Funding Corp.,
 7.25%, 12/01/10 ++ ...                      160,000            175,906
WorldCom, Inc., 7.38%, 01/15/06 ++ ....       95,000            100,067
WorldCom, Inc., 7.50%, 05/15/11 ++ ....      110,000            112,472
                                                           ---------------
TOTAL CORPORATE BONDS (COST $4,977,465)                       5,312,051
                                                           ---------------
FOREIGN AND SUPRANATIONALS (0.7%)
France Telecom, 7.75%, 03/01/11 ++ ....       40,000             43,532
Metronet, Zero Coupon, 06/15/08 .......      145,000             78,300
Ontario (Province of), 6.00%, 02/21/06        60,000             64,890
Quebec (Province of), 7.50%, 09/15/29 .       30,000             35,311
Tyco International Group SA, 6.13%,
 11/01/08..............................       60,000             61,604
Tyco International Group SA, 6.13%,
 01/15/09..............................      170,000            174,350
Tyco International Group SA, 6.75%,
 02/15/11..............................       45,000             47,962
                                                           ---------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $523,249)                505,949
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (9.6%)
Federal Home Loan Mortgage Corp.,
 6.50%, 11/15/29 # ....................      300,000            308,439
Federal Home Loan Mortgage Corp.,
 7.00%, 12/15/29 # ....................    1,640,000          1,710,733
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 ......................      182,624            193,410
Federal National Mortgage Assoc.,
 6.00%, 06/01/28 ......................      299,058            303,918
Federal National Mortgage Assoc.,
 6.00%, 01/01/29 ......................      194,077            197,231
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 ......................      419,094            436,595
Federal National Mortgage Assoc.,
 7.50%, 07/01/11 ......................       99,969            105,810
Federal National Mortgage Assoc.,
 8.00%, 12/15/30 # ....................      710,000            750,825
Federal National Mortgage Assoc.,
 8.50%, 09/01/26 ......................      572,783            614,482
Federal National Mortgage Assoc. -
 Conventional Loan, 6.50%, 02/01/28 ...      411,491            423,963
Government National Mortgage Assoc.,
 6.50%, 12/15/31 # ....................      360,000            371,812

                                          PRINCIPAL           MARKET
                                           AMOUNT              VALUE
                                         -------------     ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Assoc.,
 7.00%, 01/15/28 ......................  $   286,098            299,238
Government National Mortgage Assoc.,
 7.00%, 11/22/29 # ....................      620,000            647,125
Government National Mortgage Assoc.,
 7.50%, 11/01/29 # ....................      300,000            315,282
Government National Mortgage Assoc.,
 8.00%, 07/15/24 ......................      162,499            173,415
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  6,852,278
 SECURITIES (COST $6,693,491)
                                                           ---------------
U.S. TREASURY OBLIGATIONS (5.2%)
U.S. Treasury Bond, 5.25%, 02/15/29 * .      385,000            393,782
U.S. Treasury Bond, 6.13%, 08/15/29 * .      932,000          1,076,609
U.S. Treasury Bond, 6.25%, 05/15/30 * .       98,000            116,666
U.S. Treasury Bond, 8.13%, 05/15/21 * .      125,000            172,754
U.S. Treasury Note, 4.63%, 05/15/06 * .      276,000            288,679
U.S. Treasury Note, 4.75%, 01/31/03 * .      185,000            190,983
U.S. Treasury Note, 5.38%, 06/30/03 * .      490,000            514,500
U.S. Treasury Note, 5.63%, 05/15/08 * .      325,000            356,077
U.S. Treasury Note, 6.00%, 08/15/09 * .      390,000            437,958
U.S. Treasury Note, 6.50%, 02/15/10 * .      136,000            157,782
                                                           ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $3,318,760)             3,705,790
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES                              16,376,068
 (COST $15,512,965)
                                                           ---------------
SHORT-TERM INVESTMENTS (5.7%)
Countrywide Home Loans Inc., 2.70%,
 11/01/01..............................    2,800,000          2,800,000
Federal National Mortgage Assoc.,
 2.48%, 11/01/01 ......................    1,067,000          1,067,000
U.S. Treasury Bill, 2.15%, 04/04/02 @ .      200,000            198,500
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS                                  4,065,500
 (COST $4,065,161)
                                                           ---------------
TOTAL INVESTMENTS (COST $73,975,508)(A)                      74,479,928
OTHER ASSETS LESS LIABILITIES                                (3,300,556)
                                                           ---------------
TOTAL NET ASSETS                                            $71,179,372
                                                           ---------------


Notes to Portfolio of Investment

(a) The cost of investments for federal income tax purposes amounts to $74,538,244. Unrealized gains and losses, based on idenified tax cost at October 31, 2001, are as follows:


Unrealized gains .........................................   $ 3,840,246
Unrealized losses ........................................    (3,898,562)
                                                           ---------------
   Net unrealized loss ...................................   $   (58,316)
                                                           ---------------

22 See Notes to Financial Statements.

--------------------------------------------------------------------------------

Information concerning open futures contracts at October 31, 2001 is shown below:

                                             NOTIONAL
                                   NO. OF     MARKET    EXPIRATION    UNREALIZED
                                   CONTRACTS  VALUE        DATE      GAIN/(LOSS)
                                   ---------  -----        ----      -----------

   LONG CONTRACTS
------------------

CAC 40 Index Futures..............    2       $  78,604   Dec 01     $  9,656
DAX Index Futures.................    2         206,193   Dec 01       16,145
TOPIX Index Futures...............    2         172,624   Dec 01        2,451
                                             ----------             ---------
                                              $ 457,421              $ 28,252
                                             ----------             ---------



+    Non-income producing security.

* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2001.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

# When-issued or delayed delivery security. The cost of these securities is $4,063,326.

@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2001.

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 23

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
LEGACY
--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
COMMON STOCKS (53.7%)
UNITED STATES (49.3%)
AEROSPACE/DEFENSE (0.2%)
Alliant Techsystems Inc. + ...........           100              8,726
BE Aerospace, Inc. + .................         2,000             16,240
General Dynamics Corp. ...............           700             57,120
                                                           ---------------
                                                                 82,086
                                                           ---------------
AGRICULTURE (0.2%)
Fresh Del Monte Produce + ............         5,400             71,010
                                                           ---------------
ALUMINUM (0.0%)
Alcoa Inc. ...........................            44              1,420
                                                           ---------------
AUTOMOBILES (0.1%)
Ford Motor Co. .......................         2,100             33,705
                                                           ---------------
BANKS - MAJOR REGIONAL (0.7%)
Huntington Bancshares Inc. ...........         3,500             54,005
SouthTrust Corp. .....................         2,400             54,384
Union Planters Corp. .................         4,900            198,450
                                                           ---------------
                                                                306,839
                                                           ---------------
BANKS - REGIONAL (0.2%)
R&G Financial Corp. ..................         5,475            101,452
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.3%)
Constellation Brands, Inc. + .........         3,025            124,146
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Pepsi Bottling Group, Inc. (The) .....         2,500            116,200
                                                           ---------------
BIOTECHNOLOGY (0.1%)
SangStat Medical Corp. + .............         2,500             56,600
                                                           ---------------
CHEMICALS - SPECIALITY (0.6%)
International Flavors & Fragrances,
 Inc..................................         7,000            199,570
Octel Corp. + ........................         1,125             21,566
USEC Inc. ............................         1,525              9,989
                                                           ---------------
                                                                231,125
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.6%)
Comverse Technology, Inc. + ..........         2,300             43,263
Harris Corp. .........................         1,775             60,847
L-3 Communications Holdings, Inc. + ..         1,075             93,385
UTStarcom, Inc. + ....................         2,100             49,308
                                                           ---------------
                                                                246,803
                                                           ---------------
COMPUTERS - HARDWARE (0.2%)
Dell Computer Corp. + ................         4,200            100,716
                                                           ---------------
COMPUTERS - NETWORKING (0.2%)
Alloy Inc. + .........................         5,175             69,086
                                                           ---------------
COMPUTERS - PERIPHERALS (0.2%)
NYFIX, Inc. + ........................         1,200             21,360
Storage Technology Corp. + ...........         3,800             71,326
                                                           ---------------
                                                                 92,686
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (2.5%)
Affiliated Computer Services, Inc. + .         1,450            127,672
Catapult Communications Corp. + ......         3,450             78,143
Citrix Systems, Inc. + ...............         6,500            152,100
Computer Associates International,
 Inc..................................         8,800            272,096

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
UNITED STATES (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Compuware Corp. + ....................        23,400            240,552
Microsoft Corp. + ....................         2,400            139,560
Novell, Inc. + .......................        11,200             39,648
                                                           ---------------
                                                              1,049,771
                                                           ---------------
CONSUMER FINANCE (0.5%)
Countrywide Credit Industries, Inc. ..         1,300             51,909
Household International, Inc. ........         1,600             83,680
PMI Group, Inc. (The) ................         1,475             81,789
Providian Financial Corp. ............           900              3,501
                                                           ---------------
                                                                220,879
                                                           ---------------
CONTAINERS - METAL & GLASS (0.8%)
Ball Corp. ...........................         5,200            320,008
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (1.1%)
Bemis Co., Inc. ......................         1,600             69,232
Pactiv Corp. + .......................        24,150            391,230
                                                           ---------------
                                                                460,462
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.7%)
Fleming Companies, Inc. ..............         3,875             93,387
Supervalu, Inc. ......................         9,800            209,132
                                                           ---------------
                                                                302,519
                                                           ---------------
ELECTRIC COMPANIES (2.4%)
Allegheny Energy, Inc. ...............         1,100             40,205
Ameren Corp. .........................         1,600             64,160
American Electric Power Co., Inc. ....         1,900             79,610
Avista Corp. .........................         5,400             64,746
DTE Energy Co. .......................         1,500             62,535
Entergy Corp. ........................         1,400             54,390
FirstEnergy Corp. ....................         7,000            241,220
GPU, Inc. ............................         1,700             67,405
IDACORP, Inc. ........................         1,300             49,400
Public Service Co. of New Mexico .....         3,875             94,937
TXU Corp. ............................         1,200             55,008
Unisource Energy Corp. ...............         2,000             31,520
Xcel Energy, Inc. ....................         2,800             79,184
                                                           ---------------
                                                                984,320
                                                           ---------------
ELECTRICAL EQUIPMENT (1.1%)
Black Box Corp. + ....................           900             40,527
DRS Technologies Inc. + ..............         2,500            100,875
General Electric Co. .................         6,100            222,101
Molex, Inc. ..........................            50              1,447
Planar Systems Inc. + ................         5,025             73,063
                                                           ---------------
                                                                438,013
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.6%)
Analog Devices, Inc. + ...............         1,900             72,200
Intel Corp. ..........................         2,700             65,934
Maxim Integrated Products, Inc. + ....           500             22,875
National Semiconductor Corp. + .......         3,400             88,332
                                                           ---------------
                                                                249,341
                                                           ---------------

24 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
UNITED STATES (CONTINUED)
ENGINEERING & CONSTRUCTION (0.1%)
Jacobs Engineering Group, Inc. + .....           925        $    60,625
                                                           ---------------
ENTERTAINMENT (0.1%)
Blockbuster Inc. - Class A ...........         1,400             35,112
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.2%)
FEI Co. + ............................         3,600             97,128
                                                           ---------------
FINANCIAL - DIVERSIFIED (2.7%)
American Home Mortgage Holdings Inc. .         4,750             72,628
Citigroup Inc. .......................           933             42,470
Fannie Mae ...........................         3,400            275,264
Freddie Mac ..........................         4,200            284,844
National Processing Inc. + ...........         3,900            101,985
Security Capital Group Inc. - Class B
 +....................................         3,500             65,450
USA Education Inc. ...................         3,300            269,148
                                                           ---------------
                                                              1,111,789
                                                           ---------------
FOODS (0.7%)
General Mills, Inc. ..................         3,000            137,760
Kellogg Co. ..........................           600             18,300
Smithfields Foods, Inc. + ............         5,625            118,406
                                                           ---------------
                                                                274,466
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.8%)
Alliance Gaming Corp. + ..............         6,050            119,790
Anchor Gaming + ......................         2,075            105,472
Argosy Gaming Co. + ..................         3,300             95,799
                                                           ---------------
                                                                321,061
                                                           ---------------
HARDWARE & TOOLS (0.1%)
Stanley Works (The) ..................         1,200             45,984
                                                           ---------------
HEALTH CARE - DIVERSIFIED (0.7%)
Johnson & Johnson ....................         5,300            306,923
                                                           ---------------
HEALTH CARE - DRUGS (0.3%)
Barr Laboratories, Inc. + ............         1,200             87,360
King Pharmaceuticals, Inc. + .........           433             16,883
Medicis Pharmaceutical Corp. + .......           700             40,383
                                                           ---------------
                                                                144,626
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.5%)
CIMA Labs Inc. + .....................         1,550             83,777
Pfizer, Inc. .........................         1,800             75,420
SICOR Inc. + .........................         2,225             41,719
                                                           ---------------
                                                                200,916
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
Tenet Healthcare Corp. + .............         2,200            126,544
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ...................           300              7,008
                                                           ---------------
HEALTH CARE - MANAGED CARE (1.4%)
Humana, Inc. + .......................         4,400             50,820
Rightchoice Managed Care, Inc. + .....         1,675            112,057
UnitedHealth Group Inc. ..............         3,400            223,550
Wellpoint Health Networks, Inc. + ....         1,800            200,862
                                                           ---------------
                                                                587,289
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
UNITED STATES (CONTINUED)
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.3%)
AmerisourceBergen Corp. + ............           342             21,738
Cooper Companies, Inc. ...............         2,025             97,200
Haemonetics Corp. + ..................           900             34,290
ResMed Inc. + ........................         1,950            108,810
Sola International, Inc. + ...........         6,125             97,877
St. Jude Medical, Inc. + .............         2,250            159,750
                                                           ---------------
                                                                519,665
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.5%)
Accredo Health Inc. + ................         2,600             88,712
DaVita, Inc. + .......................         4,100             74,620
Healthsouth Corp. + ..................         2,600             33,852
                                                           ---------------
                                                                197,184
                                                           ---------------
HOMEBUILDING (0.6%)
Beazer Homes USA, Inc. + .............           700             31,969
Catellus Development Corp. + .........           300              5,160
Forest City Enterprises Inc. .........           200              9,710
Lennar Corp. .........................         2,725             98,809
NVR, Inc. + ..........................           725            114,767
                                                           ---------------
                                                                260,415
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.5%)
Whirlpool Corp. ......................         3,800            224,276
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.2%)
Clorox Co. ...........................         1,800             64,260
                                                           ---------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. .................         1,800             66,330
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.5%)
Conseco, Inc. ........................         2,400              7,176
Torchmark Corp. ......................         5,300            196,259
                                                           ---------------
                                                                203,435
                                                           ---------------
INSURANCE - MULTI-LINE (0.2%)
Loews Corp. ..........................         1,400             71,120
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (1.0%)
Fidelity National Financial, Inc. ....         3,575             82,261
First American Corp. .................         4,950             82,417
MBIA, Inc. ...........................         1,000             46,060
MGIC Investment Corp. ................           800             41,392
Old Republic International Corp. .....         3,525             89,429
Progressive Corp. ....................           400             55,484
                                                           ---------------
                                                                397,043
                                                           ---------------
INVESTMENT MANAGEMENT (0.1%)
BlackRock, Inc. + ....................         1,375             59,469
                                                           ---------------
LEISURE TIME - PRODUCTS (0.3%)
Brunswick Corp. ......................         2,300             41,147
Direct Focus, Inc. + .................         4,025             97,888
                                                           ---------------
                                                                139,035
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.7%)
Hillenbrand Industries, Inc. .........         1,925            102,063
Tyco International Ltd. ..............         4,000            196,560
                                                           ---------------
                                                                298,623
                                                           ---------------


                                       See Notes to Portfolio of Investments. 25

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
LEGACY (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
UNITED STATES (CONTINUED)
MANUFACTURING - SPECIALIZED (0.1%)
IKON Office Solutions, Inc. ..........         4,600        $    44,574
                                                           ---------------
METALS MINING (0.1%)
Freeport-McMoRan Copper & Gold, Inc. +         4,100             45,510
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.6%)
AGL Resources, Inc. ..................         3,800             78,470
KeySpan Energy Corp. .................           200              6,636
NICOR, Inc. ..........................         2,800            108,892
Peoples Energy Corp. .................         1,400             53,606
                                                           ---------------
                                                                247,604
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.4%)
Offshore Logistics, Inc. + ...........         2,150             42,893
Patterson-UTI Energy, Inc. + .........         6,175            111,273
                                                           ---------------
                                                                154,166
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Burlington Resources, Inc. ...........         1,300             48,425
                                                           ---------------
OIL & GAS - REFINING & MARKETING (1.5%)
Ashland Oil Inc. .....................         7,100            285,846
Sunoco, Inc. .........................         6,600            247,038
Ultramar Diamond Shamrock Corp. ......         1,475             73,824
                                                           ---------------
                                                                606,708
                                                           ---------------
OIL - DOMESTIC INTEGRATED (1.1%)
Amerada Hess Corp. ...................           100              5,875
Occidental Petroleum Corp. ...........         9,800            248,136
USX-Marathon Group ...................         7,500            206,925
                                                           ---------------
                                                                460,936
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.8%)
Exxon Mobil Corp. ....................         2,600            102,570
Frontier Oil Corp. + .................         6,200            117,800
Tesoro Petroleum Corp. + .............         7,900            104,438
                                                           ---------------
                                                                324,808
                                                           ---------------
PAPER & FOREST PRODUCTS (0.2%)
Weyerhaeuser Co. .....................         1,800             89,838
                                                           ---------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B .........         1,450             61,263
                                                           ---------------
PUBLISHING (0.1%)
Scholastic Corp. + ...................         1,050             46,935
                                                           ---------------
REIT DIVERSIFIED (5.8%)
AMB Property Corp. ...................         1,500             36,465
American Land Lease, Inc. ............           200              2,528
Annaly Mortgage Management Inc. ......           400              5,500
Apartment Investment & Management Co.          1,300             54,561
Archstone-Smith Trust ................         1,100             26,620
Arden Realty Group, Inc. .............         1,400             34,482
Avalonbay Communities, Inc. ..........         1,368             62,107
Bedford Property Investors, Inc. .....           800             16,368
Boston Properties, Inc. ..............         1,700             60,095
Brandywine Realty Trust ..............         1,200             23,688
BRE Properties, Inc. .................           500             14,500

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Camden Property Trust ................           600        $    20,880
Capital Automotive REIT ..............           400              7,740
CarrAmerica Realty Corp. .............         1,400             39,634
CBL & Associates Properties, Inc. ....           600             17,472
Charles E. Smith Residential Realty,
 Inc..................................           600             28,470
Chateau Communities, Inc. ............           900             28,350
Chelsea GCA Realty, Inc. .............           500             22,400
Colonial Properties Trust ............           800             23,880
Crown America Realty Trust ...........         1,500             10,695
Developers Diversified Realty Corp. ..           800             14,560
Duke Realty Corp. ....................         2,176             50,157
EastGroup Properties, Inc. ...........           500             10,450
ElderTrust + .........................           700              5,733
Equity Inns, Inc. ....................           600              4,764
Equity Office Properties Trust .......         7,693            219,250
Equity Residential Properties Trust ..         4,804            124,664
Essex Property Trust, Inc. ...........           400             18,740
Federal Realty Investment Inc. .......           600             13,092
General Growth Properties, Inc. ......           700             25,634
Glenborough Realty Trust, Inc. .......           700             12,173
Health Care Property Investors, Inc. .           700             26,054
Health Care REIT, Inc. ...............           200              5,180
Healthcare Realty Trust, Inc. ........           300              8,100
Home Properties of New York, Inc. ....           500             15,305
Hospitality Properties Trust .........         1,400             34,734
Host Marriott Corp. ..................         5,100             34,425
HRPT Properties Trust ................         2,800             22,820
Innkeepers USA Trust .................           600              4,158
iStar Financial Inc. .................         1,500             34,950
Keystone Property Trust ..............         1,700             21,080
Kilroy Realty Corp. ..................           900             21,069
Kimco Realty Corp. ...................         1,200             58,668
La Quinta Properties, Inc. ...........         3,400             18,190
Liberty Property Trust ...............         1,400             37,520
Mack-Cali Realty Corp. ...............         1,200             37,200
Manufactured Home Communities, Inc. ..           500             15,275
MeriStar Hospitality Corp. ...........         1,900             18,050
Mid-America Apartment Communities,
 Inc..................................           200              4,916
Mills Corp. ..........................           700             15,288
Mission West Properties Inc. .........           800              9,672
National Health Investors, Inc. ......           800             11,192
National Health Realty Inc. ..........           800             12,360
Nationwide Health Properties, Inc. ...           400              7,880
Pan Pacific Retail Properties, Inc. ..           700             19,425
Parkway Properties, Inc. .............           300              9,240
Pennsylvania Real Estate Investment
 Trust................................           400              8,860
Pinnacle Holdings Inc. + .............         4,300              2,580
Plum Creek Timber Co. Inc. ...........         1,800             49,734
ProLogis Trust .......................         3,200             63,776


26 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
PS Business Parks, Inc. ..............           500             14,035
Public Storage, Inc. .................         6,400            210,496
Reckson Associates Realty Corp. ......         1,000             23,000
Regency Centers Corp. ................           600             14,850
Rouse Co. (The) ......................           900             23,643
Senior Housing Properties Trust ......         2,300             29,210
Simon Property Group, Inc. ...........         3,500             96,250
SL Green Realty Corp. ................           900             26,838
Storage USA, Inc. ....................           400             16,060
Sun Communities, Inc. ................           400             15,000
Tanger Factory Outlet Centers, Inc. ..           200              4,080
Taubman Centers, Inc. ................           700              9,422
Thornburg Mortgage Inc. ..............           300              5,334
United Dominion Realty Trust, Inc. ...           900             12,861
Ventas, Inc. .........................         2,400             29,880
Vornado Realty Trust .................         5,500            215,600
Weingarten Realty Investors ..........           600             30,024
                                                           ---------------
                                                              2,439,936
                                                           ---------------
RESTAURANTS (0.8%)
CBRL Group, Inc. .....................         3,600             90,396
Darden Restaurants, Inc. .............         2,100             67,242
Landry's Seafood Restaurants, Inc. ...         4,300             75,465
Panera Bread Co. - Class A + .........         2,875            118,306
                                                           ---------------
                                                                351,409
                                                           ---------------
RETAIL - BUILDING SUPPLIES (0.2%)
Sherwin-Williams Co. .................         2,600             63,336
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.8%)
Federated Department Stores, Inc. + ..         6,900            220,731
J.C. Penney Co., Inc. ................         1,900             41,268
May Department Stores Co. ............         1,700             53,465
                                                           ---------------
                                                                315,464
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.1%)
Wal-Mart Stores, Inc. ................           700             35,980
                                                           ---------------
RETAIL - SPECIALITY (1.3%)
AutoZone, Inc. + .....................         3,875            226,804
Group 1 Automotive, Inc. + ...........         2,300             61,640
Office Depot, Inc. + .................        16,900            229,840
Venator Group, Inc. + ................         2,700             39,150
                                                           ---------------
                                                                557,434
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.2%)
Charlotte Russe Holding Inc. + .......         1,300             18,460
Hot Topic, Inc. + ....................           475             12,008
TJX Companies, Inc. ..................         1,700             57,460
                                                           ---------------
                                                                 87,928
                                                           ---------------
RETAIL STORES - DRUG STORE (0.2%)
Caremark Rx, Inc. + ..................         7,625            102,175
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.2%)
Albertson's, Inc. ....................         3,000             95,730
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
UNITED STATES (CONTINUED)
SAVINGS & LOAN COMPANIES (2.4%)
Astoria Financial Corp. ..............         2,150            111,993
BankAtlantic Bancorp, Inc. ...........         3,600             29,160
Charter One Financial, Inc. ..........         1,890             51,503
Downey Financial Corp. ...............           500             17,570
Flagstar Bancorp Inc. ................         4,600            115,230
Golden State Bancorp, Inc. ...........         2,325             58,962
Golden West Financial Corp. ..........         4,500            218,700
New York Community Bancorp, Inc. .....         3,500             87,745
Sovereign Bancorp, Inc. ..............         9,075             89,843
Washington Mutual Financial Corp. ....         6,550            197,744
                                                           ---------------
                                                                978,450
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.2%)
Arbitron Inc. ........................           825             22,275
H&R Block, Inc. ......................         2,300             78,384
                                                           ---------------
                                                                100,659
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.7%)
eFunds Corp. + .......................         5,525             85,638
InterVoice-Brite, Inc. + .............         8,625            107,467
Intrado Inc. + .......................         1,300             35,295
Sabre Holdings Corp. + ...............         1,800             47,340
                                                           ---------------
                                                                275,740
                                                           ---------------
SERVICES - DATA PROCESSING (0.6%)
BISYS Group, Inc. (The) + ............         1,375             71,528
First Data Corp. .....................         1,400             94,598
Fiserv, Inc. + .......................         1,800             66,942
                                                           ---------------
                                                                233,068
                                                           ---------------
SPECIALITY PRINTING (0.6%)
Deluxe Corp. .........................         6,800            238,000
                                                           ---------------
STEEL (0.4%)
Quanex Corp. .........................         3,900            101,205
Worthington Industries ...............         3,500             45,500
                                                           ---------------
                                                                146,705
                                                           ---------------
TELEPHONE (1.1%)
ALLTEL Corp. .........................         1,800            102,852
CenturyTel, Inc. .....................         1,800             56,880
Verizon Communications ...............         5,800            288,898
                                                           ---------------
                                                                448,630
                                                           ---------------
TELEPHONE LONG DISTANCE (0.3%)
Commonwealth Telephone Enterprises
 Inc. + ..............................           925             39,618
Illuminet Holdings, Inc. + ...........         1,850             66,156
                                                           ---------------
                                                                105,774
                                                           ---------------
TOBACCO (0.7%)
Philip Morris Co. Inc. ...............         3,600            168,480
UST, Inc. ............................         3,900            131,079
                                                           ---------------
                                                                299,559
                                                           ---------------
TOTAL UNITED STATES (COST $20,578,890)                       20,486,257
                                                           ---------------


                                       See Notes to Portfolio of Investments. 27

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
LEGACY (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
FOREIGN COMMON STOCKS (4.4%)
AUSTRALIA  (0.1%)
CSR Ltd. (Construction) ..............         2,900              9,234
Santos Ltd. (Oil & Gas -
 Exploration/Production)..............         7,200             23,106
                                                           ---------------
TOTAL AUSTRALIA                                                  32,340
                                                           ---------------
BRAZIL  (0.0%)
Empresa Brasileira de Aeronautica SA,
 ADR (Aerospace/Defense) .............         1,000             17,160
                                                           ---------------
CANADA  (0.3%)
BCE Inc. (Telephone Long Distance) ...         1,100             24,321
Brookfield Properties Co.
 (Homebuilding).......................           600              9,630
Canadian National Railway Co.
 (Railroads)..........................         1,300             51,480
Celestica Inc. (Electronics -
 Semiconductors)......................           800             27,456
Trizec Hahn Corp. (Homebuilding) .....           900             14,391
                                                           ---------------
TOTAL CANADA                                                    127,278
                                                           ---------------
DENMARK  (0.1%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)...............         1,300             52,752
                                                           ---------------
FINLAND  (0.1%)
Nokia Oyj, ADR (Communications
 Equipment)...........................         2,700             55,377
                                                           ---------------
FRANCE  (0.4%)
Altran Technologies SA (Computers
 Software/Services)...................           700             32,155
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)...............           600             44,179
Bouygues SA (Engineering &
 Construction)........................           600             18,374
Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals)...............           300             19,793
Total Fina Elf (Oil & Gas - Refining &
 Marketing)...........................           300             42,153
                                                           ---------------
TOTAL FRANCE                                                    156,654
                                                           ---------------
GERMANY  (0.1%)
Adidas-Salomon AG (Textiles - Apparel)           200             11,313
Karstadt AG (Retail - Department
 Stores)..............................           300              9,579
Muenchener
 Rueckversicherungs-Gesellschaft AG
 (Insurance - Multi-Line) ............           100             26,471
SAP AG (Computers Software/Services) .           100             10,268
                                                           ---------------
TOTAL GERMANY                                                    57,631
                                                           ---------------
HONG KONG  (0.0%)
Global Crossing Ltd. (Telephone Long
 Distance)............................         4,200              4,746
                                                           ---------------
IRELAND  (0.1%)
Bank of Ireland (Banks - Money Center)         4,591             40,731
                                                           ---------------
ISRAEL  (0.1%)
Check Point Software Technologies Ltd.           800             23,616
 (Computers Software/Services) .......
                                                           ---------------
ITALY  (0.2%)
Autostrade SpA (Services - Commercial
 & Consumer) .........................         2,800             17,604
Banca Nazionale del Lavoro (Banks -
 Money Center) .......................        11,950             26,370
ENI SpA (Oil - International
 Integrated)..........................         2,100             26,329

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
ITALY  (CONTINUED)
Saipem SpA (Engineering &
 Construction)........................         5,100             25,219
                                                           ---------------
TOTAL ITALY                                                      95,522
                                                           ---------------
JAPAN  (0.8%)
Canon, Inc. (Electronics - Component
 Dist.)...............................         1,000             29,084
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ...............           200             23,283
Honda Motor Co. (Automobiles) ........         2,000             71,729
Marui Co., Ltd. (Retail - Department
 Stores)..............................         1,000             13,537
Mitsubishi Corp. (Electronics -
 Component Dist.) ....................         2,000             15,326
Mitsui OSK Lines, Ltd. (Transportation
 - Miscellaneous) ....................         6,000             14,460
Nintendo Co. Ltd. (Leisure Time -
 Products)............................           100             15,424
Nissan Motor Co., Ltd. (Automobiles) .         7,000             30,881
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)..................             2             27,123
Ricoh Co., Ltd. (Electronics -
 Component Dist.) ....................         2,000             33,332
SEGA Corp. (Leisure Time - Products) .           800             15,588
Sumitomo Chemical Co., Ltd. (Chemicals
 - Diversified) ......................         3,000             11,446
Sumitomo Mitsui Banking Corp. (Banks -
 Money Center) .......................         3,000             18,553
                                                           ---------------
TOTAL JAPAN                                                     319,766
                                                           ---------------
MEXICO  (0.2%)
America Movil SA de CV,  ADR
 (Cellular/Wireless
 Telecommunications)..................         1,600             24,000
Cemex SA de CV, ADR (Construction) ...         1,322             30,406
Wal-Mart de Mexico SA de CV (Retail -
 General Merchandise Chains) .........         4,100              9,794
                                                           ---------------
TOTAL MEXICO                                                     64,200
                                                           ---------------
NETHERLANDS  (0.1%)
Koninklijke Ahold NV (Retail Stores -
 Food Chains) ........................         1,086             30,577
Qiagen NV (Health Care - Medical
 Products/Supplies)...................           900             16,294
                                                           ---------------
TOTAL NETHERLANDS                                                46,871
                                                           ---------------
NORWAY  (0.1%)
Gjensidige NOR Sparebank (Banks -
 Major Regional) .....................           600             16,855
Norske Skogindustrier ASA (Paper &
 Forest Products) ....................         1,200             18,781
Tandberg ASA (Communications
 Equipment)...........................         1,000             17,959
                                                           ---------------
TOTAL NORWAY                                                     53,595
                                                           ---------------
SINGAPORE  (0.1%)
Flextronics International Ltd.
 (Electrical Equipment) ..............         1,300             25,870
                                                           ---------------
SPAIN  (0.4%)
Banco Santander Central Hispano, SA
 (Banks - Money Center) ..............         7,400             56,988
Grupo Ferrovial, SA (Engineering &
 Construction)........................           700             12,988
Indra Sistemas, SA (Computer
 Technology)..........................         3,200             24,499


28 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
SPAIN  (CONTINUED)
Sogecable, SA (Broadcasting - TV,
 Radio & Cable) ......................         1,100             24,769
Telefonica Moviles, SA
 (Cellular/Wireless
 Telecommunications)..................         5,100             32,201
                                                           ---------------
TOTAL SPAIN                                                     151,445
                                                           ---------------
SWITZERLAND  (0.2%)
Logitech International SA (Computers -
 Peripherals).........................         1,000             30,621
Serono SA (Biotechnology) ............            20             15,813
Swisscom AG (Telephone Long Distance)             50             13,886
Tecan AG (Electronics - Component
 Dist.)...............................           350             19,741
                                                           ---------------
TOTAL SWITZERLAND                                                80,061
                                                           ---------------
TAIWAN  (0.0%)
Taiwan Semiconductor Manufacturing Co.
 Ltd. (Electronics - Semiconductors) .         1,500             19,365
                                                           ---------------
UNITED KINGDOM  (1.0%)
ARM Holdings Plc (Electronics -
 Semiconductors)......................         3,300             16,701
BAE Systems Plc (Aerospace/Defense) ..         2,700             13,115
Celltech Group Plc (Biotechnology) ...         1,500             19,568
Debenhams Plc (Retail - Department
 Stores)..............................         1,700              8,900
Diageo Plc (Beverages - Alcoholic) ...         2,200             21,964
Legal & General Group Plc (Insurance -
 Life/Health).........................        10,900             23,936
Lloyds TSB Group Plc, ADR (Financial -
 Diversified).........................         2,774             27,998
Man Group Plc (Investment
 Banking/Brokerage)...................         3,600             58,009
Matalan Plc (Retail Speciality -
 Apparel).............................         1,300              6,844
Northern Rock Plc (Banks - Major
 Regional)............................         5,100             42,647
Rentokil Initial Plc (Services -
 Commercial & Consumer) ..............         3,700             13,318
Shire Pharmaceuticals Group Plc
 (Health Care - Drugs/Pharmaceuticals)           812             36,297
Telewest Communications Plc
 (Broadcasting - TV, Radio & Cable) ..        38,300             27,293
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications)..................        35,267             81,549
                                                           ---------------
TOTAL UNITED KINGDOM                                            398,139
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS
 (COST $1,845,952)                                            1,823,119
                                                           ---------------
TOTAL COMMON STOCKS (COST $22,424,842)                       22,309,376
                                                           ---------------
                                         PRINCIPAL

                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (44.2%)
CORPORATE BONDS (11.2%)
Abbott Laboratories, 5.63%, 07/01/06 .   $   200,000            211,312
Alcoa Inc., 7.38%, 08/01/10 ..........        30,000             33,796
Allstate Corp., 7.88%, 05/01/05 ......        45,000             49,592
Associates Corp. N.A., 6.95%, 11/01/18        65,000             69,855
Bank of America Corp., 7.40%, 01/15/11        40,000             43,968
Bank One Corp., 6.50%, 02/01/06 ......        20,000             21,272

                                         PRINCIPAL            MARKET
                                           AMOUNT              VALUE
                                        --------------     ---------------
CORPORATE BONDS (CONTINUED)
Boeing Capital Corp., 7.10%, 09/27/05        130,000        $   140,158
Chase Manhattan Corp. (The), 7.09%,
 02/15/09.............................       145,000            160,496
Citigroup Inc., 7.25%, 10/01/10 ......       150,000            166,161
ConAgra Foods, Inc., 7.50%, 09/15/05 .       135,000            146,849
Conoco Funding Co., 5.45%, 10/15/06 ..        50,000             50,500
Conoco Inc., 5.90%, 04/15/04 .........        40,000             41,541
Countrywide Home Loans, Inc., 6.85%,
 06/15/04.............................        50,000             53,596
Cox Communications Inc., 7.75%,
 08/15/06.............................       180,000            199,010
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 .....................        40,000             40,200
Duke Energy Corp., 7.38%, 03/01/10 ...        50,000             55,588
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 .....................        60,000             66,205
Electronic Data Systems Corp., 6.85%,
 10/15/04.............................       190,000            204,752
First Union National Bank, 7.88%,
 02/15/10.............................        35,000             39,204
Ford Motor Co., 7.50%, 03/15/05 ......        65,000             67,579
Ford Motor Co., 7.88%, 06/15/10 ......       125,000            130,984
Ford Motor Credit Co., 7.38%, 10/28/09
 *....................................        45,000             45,689
General Electric Capital Corp., 6.81%,
 11/03/03 * ..........................       120,000            129,163
General Electric Capital Corp., 7.38%,
 01/19/10 * ..........................        85,000             98,614
General Motors Acceptance Corp.,
 7.63%, 06/15/04 * ...................        40,000             42,406
General Motors Acceptance Corp.,
 7.75%, 01/19/10 .....................        60,000             62,953
Honeywell International, 7.50%,
 03/01/10.............................        60,000             66,441
Household Finance Corp., 5.88%,
 09/25/04 * ..........................       150,000            157,462
Household Finance Corp., 7.88%,
 03/01/07.............................        45,000             50,832
Kellogg Co., 6.60%, 04/01/11 ++ ......        70,000             74,159
Kellogg Co., 7.45%, 04/01/31 .........        40,000             44,222
Kraft Foods, Inc., 6.50%, 11/01/31 ...        40,000             40,408
MBNA Master Credit Card Trust,
 6.40%, 01/18/05 .....................       300,000            308,529
Mellon Bank NA, 7.63%, 09/15/07 ......        40,000             45,307
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 .....................        35,000             36,559
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 .....................        75,000             78,736
Norwest Financial, Inc., 5.38%,
 09/30/03.............................       150,000            155,772
Pepsi Bottling Holdings Inc., 5.38%,
 02/17/04.............................        90,000             94,240
Qwest Capital Funding Inc., 7.90%,
 08/15/10.............................       125,000            132,397
Qwest Communications International
 Inc.,
 7.50%, 11/01/08 .....................       220,000            228,204
Raytheon Co., 6.15%, 11/01/08 ........        50,000             50,813
Tennessee Gas Pipeline, 7.00%,
 10/15/28.............................       120,000            111,226
Textron Financial Corp., 7.13%,
 12/09/04.............................       195,000            206,326
United Technologies Corp., 7.13%,
 11/15/10.............................        60,000             67,117
Verizon Global Funding Corp.,
 7.25%, 12/01/10 ++ ..................       135,000            148,420
WorldCom, Inc., 7.38%, 01/15/06 ++ ...        75,000             79,000
WorldCom, Inc., 7.50%, 05/15/11 ++ ...        90,000             92,022
                                                           ---------------
TOTAL CORPORATE BONDS (COST $4,354,965)                       4,639,635
                                                           ---------------


                                       See Notes to Portfolio of Investments. 29

GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
LEGACY (CONTINUED)
--------------------------------------------------------------------------------

                                         PRINCIPAL            MARKET
                                           AMOUNT              VALUE
                                        --------------     ---------------
FOREIGN AND SUPRANATIONALS (1.0%)
France Telecom, 7.75%, 03/01/11 ++ ...        30,000        $    32,649
Metronet, Zero Coupon, 06/15/08 ......       115,000             62,100
Ontario (Province of), 6.00%, 02/21/06        45,000             48,667
Quebec (Province of), 7.50%, 09/15/29         40,000             47,081
Tyco International Group SA, 6.13%,
 11/01/08.............................        45,000             46,203
Tyco International Group SA, 6.13%,
 01/15/09.............................       160,000            164,095
Tyco International Group SA, 6.75%,
 02/15/11.............................        35,000             37,304
                                                           ---------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $449,148)                438,099
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (16.7%)
Federal Home Loan Mortgage Corp.,
 6.50%, 11/15/29 # ...................       500,000            514,065
Federal Home Loan Mortgage Corp.,
 7.00%, 12/15/29 # ...................       870,000            907,523
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 .....................       136,609            144,677
Federal National Mortgage Assoc.,
 6.00%, 06/01/28-12/01/28 ............       385,894            392,164
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 .....................       359,224            374,225
Federal National Mortgage Assoc.,
 6.50%, 08/01/28 .....................       302,592            311,763
Federal National Mortgage Assoc.,
 7.00%, 12/15/29 # ...................       100,000            104,219
Federal National Mortgage Assoc.,
 7.50%, 07/01/11-11/01/30 ............       683,431            716,523
Federal National Mortgage Assoc.,
 8.00%, 12/15/30 # ...................       460,000            486,450
Federal National Mortgage Assoc.,
 8.50%, 09/01/26 .....................       447,622            480,209
Federal National Mortgage Assoc. -
 Conventional Loan, 6.50%, 02/01/28 ..       276,049            284,416
Government National Mortgage Assoc.,
 6.50%, 02/15/26-02/15/29 ............       383,912            396,743
Government National Mortgage Assoc.,
 7.00%, 04/15/27 .....................       263,567            275,673
Government National Mortgage Assoc.,
 7.00%, 02/15/28 .....................       360,631            376,776
Government National Mortgage Assoc.,
 7.00%, 11/22/29 # ...................       510,000            532,312
Government National Mortgage Assoc.,
 7.50%, 12/15/23 .....................       328,102            347,273
Government National Mortgage Assoc.,
 7.50%, 11/01/29 # ...................       200,000            210,188
Government National Mortgage Assoc.,
 8.00%, 07/15/24 .....................        67,708             72,256
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $6,737,381)                                 6,927,455
                                                           ---------------
U.S. TREASURY OBLIGATIONS (15.3%)
U.S. Treasury Bond, 5.25%, 02/15/29 ..        75,000             76,711
U.S. Treasury Bond, 6.13%, 08/15/29 ..     1,292,000          1,492,467
U.S. Treasury Bond, 6.25%, 05/15/30 ..        66,000             78,571
U.S. Treasury Bond, 8.13%, 05/15/21 ..       350,000            483,710
U.S. Treasury Note, 4.25%, 05/31/03 *        910,000            937,864
U.S. Treasury Note, 4.63%, 05/15/06 *        175,000            183,040
U.S. Treasury Note, 5.00%, 02/15/11 ..       132,000            139,281
U.S. Treasury Note, 5.25%, 08/15/03 *        190,000            199,589
U.S. Treasury Note, 5.50%, 03/31/03 *        165,000            172,527
U.S. Treasury Note, 5.63%, 05/15/08 ..       200,000            219,124
U.S. Treasury Note, 5.75%, 11/15/05 *        431,000            468,980
U.S. Treasury Note, 5.75%, 08/15/10 ..        95,000            105,465
U.S. Treasury Note, 5.88%, 11/15/04 *        477,000            516,872
U.S. Treasury Note, 6.00%, 08/15/04 *        600,000            650,250
U.S. Treasury Note, 6.00%, 08/15/09 ..       578,000            649,077
                                                           ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $5,857,521)             6,373,528
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $17,399,015)                                          18,378,717
                                                           ---------------
SHORT-TERM INVESTMENTS (8.4%)
Countrywide Home Loans Inc., 2.70%,
 11/01/01.............................     1,500,000          1,500,000
Federal Home Loan Mortgage Corp.,
 2.13%, 01/24/02 .....................     1,000,000            995,000
Federal National Mortgage Assoc.,
 2.48%, 11/01/01 .....................       902,000            902,000
U.S. Treasury Bill, 2.15%, 04/04/02 ..       100,000             99,250
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS                                  3,496,250
 (COST $3,496,121)
                                                           ---------------
TOTAL INVESTMENTS (COST
 $43,319,979)(A)                                             44,184,343
OTHER ASSETS LESS LIABILITIES                                (2,634,152)
                                                           ---------------
TOTAL NET ASSETS                                            $41,550,191
                                                           ---------------


Notes to Portfolio of Investments

(a) The cost of investment for federal income tax purposes amounts to $43,556,076. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:


Unrealized gains                                            $ 2,133,771
Unrealized losses                                            (1,505,504)
                                                            -----------
   Net unrealized gain                                      $   628,267
                                                            ===========

+    Non-income producing security.

* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2001.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

# When-issued or delayed delivery security. The Cost of these securities is $2,726,879.

ADR- American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.


30 See Notes to Financial Statements.

GENERATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                   ASCENT        CROSSROADS         LEGACY
                                --------------  --------------  ---------------
ASSETS:
Investments, at market value .  $ 54,849,442    $ 74,479,928     $44,184,343
Cash .........................       147,305             307             642
Cash denominated in foreign
 currencies...................     1,318,341       1,178,918         651,358
Receivable for:
 Dividends and interest ......        84,748         206,406         226,974
 Investments sold ............     2,698,267       3,043,166       1,289,295
 Fund shares sold ............         4,699           2,224           6,571
 Recoverable foreign taxes ...         7,184           6,601           2,800
 Variation margin ............           461              --              --
 Reimbursement from Investment
 Adviser......................        15,736          19,053          17,767
                                ------------    ------------     -----------
     Total assets ............    59,126,183      78,936,603      46,379,750
                                ------------    ------------     -----------
LIABILITIES:
Payable for:
 Investments purchased .......     2,515,878       6,871,985       4,093,898
 Fund shares redeemed ........       889,802         800,474         676,438
 Variation margin ............            --             743              --
 Investment advisory fees.....        38,781          49,134          28,658
 Administration service fees..         4,848           6,142           3,582
 Distribution and shareholder
 service fees.................         6,715           7,266           4,731
Other liabilities ............        21,946          21,487          22,252
                                ------------    ------------     -----------
     Total liabilities .......     3,477,970       7,757,231       4,829,559
                                ------------    ------------     -----------
      NET ASSETS .............  $ 55,648,213    $ 71,179,372     $41,550,191
                                ============    ============     ===========
NET ASSETS REPRESENTED BY:
Paid-in capital ..............  $ 65,194,206    $ 80,299,089     $42,840,055
Net unrealized gain on
 investments..................        86,862         543,177         869,678
Undistributed net investment
 income.......................       679,414       1,376,115       1,153,768
Accumulated net realized loss
 on investments ..............   (10,312,269)    (11,039,009)     (3,313,310)
                                ------------    ------------     -----------
     NET ASSETS ..............  $ 55,648,213    $ 71,179,372     $41,550,191
                                ============    ============     ===========

Cost of investments ..........  $ 54,829,152    $ 73,975,508     $43,319,979
Cost of cash denominated in
 foreign currencies ..........  $  1,303,714    $  1,168,374     $   646,112


                                           See Notes to Financial Statements. 31

GENERATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTIUNED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                   ASCENT        CROSSROADS         LEGACY
                                --------------  --------------  ---------------

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding .................     3,171,972       3,811,589       2,057,999
 Net Assets ..................  $ 30,463,116    $ 37,960,771     $20,201,219
 Net Asset Value, offering and
 redemption price per share
 (net assets divided by shares
 outstanding).................  $       9.60    $       9.96     $      9.82
Class A:
 Outstanding .................     2,416,575       3,337,181       2,159,278
 Net Assets ..................  $ 23,011,385    $ 32,911,541     $20,972,977
 Net Asset Value and
 redemption price per share
 (net assets divided by shares
 outstanding).................  $       9.52    $       9.86     $      9.71
 Offering price (net asset
 value divided by 1 minus
 maximum sales load)..........  $      10.10    $      10.46     $     10.30
Class B:
 Outstanding .................        18,390          18,718          12,882
 Net Assets ..................  $    174,844    $    184,403     $   125,286
 Net Asset Value, offering and
 redemption price per share
 (net assets divided by shares
 outstanding).................  $       9.51    $       9.85     $      9.73
Class C:
 Outstanding .................       210,571          12,394          25,876
 Net Assets ..................  $  1,998,868    $    122,657     $   250,709
 Net Asset Value, offering and
 redemption price per share
 (net assets divided by shares
 outstanding).................  $       9.49    $       9.90     $      9.69


32 See Notes to Financial Statements.

GENERATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                      ASCENT       CROSSROADS       LEGACY
                                   -------------  -------------  --------------
INVESTMENT INCOME:
Dividends .......................  $    797,557   $    863,121    $   373,605
Interest ........................       840,773      1,734,907      1,529,337
                                   ------------   ------------    -----------
                                      1,638,330      2,598,028      1,902,942
Foreign taxes withheld on
 dividends, net of reclaims .....       (10,976)        (9,320)        (3,403)
                                   ------------   ------------    -----------
     Total investment income ....     1,627,354      2,588,708      1,899,539
                                   ------------   ------------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ........       524,549        642,951        361,383
Administrative services fees ....        65,569         80,369         45,173
Distribution plan fees - Class A         62,843         86,593         50,686
Distribution plan fees - Class B          1,387          1,494          1,182
Distribution plan fees - Class C         17,773            963          2,023
Shareholder service fees - Class
 B...............................           463            498            394
Shareholder service fees - Class
 C...............................         5,924            320            674
Printing and postage ............        12,357         13,529          8,895
Custody fees ....................        55,341         56,947         50,065
Transfer agent fees .............        33,638         30,652         29,514
Audit and tax fees ..............        23,832         23,942         23,913
Directors' fees .................         2,120          2,551          1,390
Registration fees ...............        40,319         39,718         39,935
Miscellaneous expenses ..........         3,375          4,171          2,255
                                   ------------   ------------    -----------
Expenses before reimbursement and
 waiver from Investment Adviser .       849,490        984,698        617,482
Expense reimbursement and waiver
 from Investment Adviser ........      (104,844)      (131,132)      (155,900)
                                   ------------   ------------    -----------
     Net investment expenses ....       744,646        853,566        461,582
                                   ------------   ------------    -----------
Net investment income ...........       882,708      1,735,142      1,437,957
                                   ------------   ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ....................    (8,238,384)    (7,901,430)    (2,949,928)
 Futures and forward foreign
 currency exchange contracts ....      (856,023)      (551,360)      (108,212)
 Foreign currency related
 transactions....................        46,101         17,406         21,690
                                   ------------   ------------    -----------
     Net realized loss on
     investments.................    (9,048,306)    (8,435,384)    (3,036,450)
                                   ------------   ------------    -----------
Net change in unrealized gain or
 loss on:
 Investments ....................    (5,617,885)    (4,564,622)      (819,912)
 Futures and forward foreign
 currency exchange contracts ....        80,907         49,180          1,742
 Foreign currency related
 transactions....................        25,976         26,386          8,767
                                   ------------   ------------    -----------
     Net change in unrealized
     loss on investments ........    (5,511,002)    (4,489,056)      (809,403)
                                   ------------   ------------    -----------
Net realized and change in
 unrealized gain or loss on
 investments.....................   (14,559,308)   (12,924,440)    (3,845,853)
                                   ------------   ------------    -----------
Net decrease in net assets
 resulting from operations ......  $(13,676,600)  $(11,189,298)   $(2,407,896)
                                   ============   ============    ===========



                                           See Notes to Financial Statements. 33

GENERATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         ASCENT
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $    882,708       $    960,438
Net realized loss on investments.........     (9,048,306)        (1,150,036)
Net change in unrealized gain or loss on
 investments.............................     (5,511,002)         5,325,246
                                            ------------       ------------
    Net increase (decrease) in net assets
 resulting from operations...............    (13,676,600)         5,135,648
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............       (583,633)          (717,930)
 From net realized gains on investments..             --         (2,924,870)
Class A:
 From net investment income..............       (307,286)          (301,955)
 From net realized gains on investments..             --         (1,336,475)
Class B:
 From net investment income..............         (1,084)            (1,136)
 From net realized gains on investments..             --             (8,502)
Class C:
 From net investment income..............        (11,128)           (27,407)
 From net realized gains on investments..             --           (193,511)
                                            ------------       ------------
 Decrease in net assets from
 distributions to shareholders...........       (903,131)        (5,511,786)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............      5,897,306          9,002,118
 Net asset value of shares issued upon
  reinvestment of distributions..........        583,403          3,638,077
 Payments for shares redeemed............    (10,283,952)       (11,827,809)
Class A:
 Proceeds from shares sold...............      7,029,562         11,211,921
 Net asset value of shares issued upon
  reinvestment of distributions..........        307,062          1,638,315
 Payments for shares redeemed............     (3,797,489)        (3,740,082)
Class B:
 Proceeds from shares sold...............         38,658            213,705
 Net asset value of shares issued upon
  reinvestment of distributions..........          1,084                677
 Payments for shares redeemed............        (18,693)          (134,160)
Class C:
 Proceeds from shares sold...............         15,493            143,166
 Net asset value of shares issued upon
  reinvestment of distributions..........         10,762            220,918
 Payments for shares redeemed............       (236,457)          (238,573)
                                            ------------       ------------
 Net increase (decrease) in net assets
 from fund share transactions............       (453,261)        10,128,273
                                            ------------       ------------
Net change in net assets.................    (15,032,992)         9,752,135
NET ASSETS:
Beginning of period......................     70,681,205         60,929,070
                                            ------------       ------------
End of period............................   $ 55,648,213       $ 70,681,205
                                            ============       ============
End of period net assets includes
 undistributed net investment income.....   $    679,414       $    675,809
                                            ============       ============

34 See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                         ASCENT
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................        543,967            734,636
 Number of shares issued upon
  reinvestment of distributions..........         51,041            316,906
 Number of shares redeemed...............       (965,838)          (963,399)
                                            ------------       ------------
 Net increase (decrease).................       (370,830)            88,143
                                            ============       ============
Class A:
 Number of shares sold...................        648,613            922,295
 Number of shares issued upon
  reinvestment of distributions..........         27,030            143,586
 Number of shares redeemed...............       (364,923)          (307,574)
                                            ------------       ------------
 Net increase............................        310,720            758,307
                                            ============       ============
Class B:
 Number of shares sold...................          3,763             17,281
 Number of shares issued upon
  reinvestment of distributions..........             95                 59
 Number of shares redeemed...............         (1,684)           (10,702)
                                            ------------       ------------
 Net increase............................          2,174              6,638
                                            ============       ============
Class C:
 Number of shares sold...................          1,436             11,980
 Number of shares issued upon
  reinvestment of distributions..........            944             19,294
 Number of shares redeemed...............        (21,456)           (19,866)
                                            ------------       ------------
 Net increase (decrease).................        (19,076)            11,408
                                            ============       ============


                                           See Notes to Financial Statements. 35

GENERATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                       CROSSROADS
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $  1,735,142       $  1,825,431
Net realized loss on investments.........     (8,435,384)        (2,514,460)
Net change in unrealized gain or loss on
 investments.............................     (4,489,056)         5,385,082
                                            ------------       ------------
    Net increase (decrease) in net assets
 resulting from operations...............    (11,189,298)         4,696,053
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............     (1,132,586)        (1,131,065)
 From net realized gains on investments..             --         (2,087,125)
Class A:
 From net investment income..............       (689,461)          (410,722)
 From net realized gains on investments..             --           (802,920)
Class B:
 From net investment income..............         (2,113)            (1,727)
 From net realized gains on investments..             --             (4,829)
Class C:
 From net investment income..............         (1,426)            (1,442)
 From net realized gains on investments..             --             (5,112)
                                            ------------       ------------
 Decrease in net assets from
 distributions to shareholders...........     (1,825,586)        (4,444,942)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............     10,344,955         13,857,953
 Net asset value of shares issued upon
  reinvestment of distributions..........      1,132,586          3,218,190
 Payments for shares redeemed............    (16,037,752)       (15,731,772)
Class A:
 Proceeds from shares sold...............     11,047,854         24,481,237
 Net asset value of shares issued upon
  reinvestment of distributions..........        689,416          1,213,593
 Payments for shares redeemed............     (6,101,291)        (8,354,111)
Class B:
 Proceeds from shares sold...............        175,145             33,481
 Net asset value of shares issued upon
  reinvestment of distributions..........            497                 31
 Payments for shares redeemed............       (105,761)                --
Class C:
 Proceeds from shares sold...............         19,293             62,673
 Net asset value of shares issued upon
  reinvestment of distributions..........          1,426              6,224
 Payments for shares redeemed............        (45,454)           (26,806)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions......................      1,120,914         18,760,693
                                            ------------       ------------
Net change in net assets.................    (11,893,970)        19,011,804

NET ASSETS:
Beginning of period......................     83,073,342         64,061,538
                                            ------------       ------------
End of period............................   $ 71,179,372       $ 83,073,342
                                            ============       ============
End of period net assets includes
 undistributed net investment income.....   $  1,376,115       $  1,471,388
                                            ============       ============

36 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                       CROSSROADS
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................        961,133          1,171,842
 Number of shares issued upon
  reinvestment of distributions..........        101,577            285,301
 Number of shares redeemed...............     (1,493,803)        (1,332,168)
                                            ------------       ------------
 Net increase (decrease).................       (431,093)           124,975
                                            ============       ============
Class A:
 Number of shares sold...................      1,029,471          2,108,303
 Number of shares issued upon
  reinvestment of distributions..........         62,278            108,453
 Number of shares redeemed...............       (576,039)          (713,922)
                                            ------------       ------------
 Net increase............................        515,710          1,502,834
                                            ============       ============
Class B:
 Number of shares sold...................         16,261              2,884
 Number of shares issued upon
  reinvestment of distributions..........             44                  3
 Number of shares redeemed...............         (9,491)                --
                                            ------------       ------------
 Net increase............................          6,814              2,887
                                            ============       ============
Class C:
 Number of shares sold...................          1,726              5,233
 Number of shares issued upon
  reinvestment of distributions..........            127                552
 Number of shares redeemed...............         (3,929)            (2,239)
                                            ------------       ------------
 Net increase (decrease).................         (2,076)             3,546
                                            ============       ============


                                           See Notes to Financial Statements. 37

GENERATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                         LEGACY
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................    $ 1,437,957        $ 1,445,911
Net realized loss on investments.........     (3,036,450)          (192,835)
Net change in unrealized gain or loss on
 investments.............................       (809,403)         1,751,780
                                             -----------        -----------
    Net increase (decrease) in net assets
 resulting from operations...............     (2,407,896)         3,004,856
                                             -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............       (905,130)          (669,406)
 From net realized gains on investments..             --           (768,976)
Class A:
 From net investment income..............       (612,300)          (348,569)
 From net realized gains on investments..             --           (420,416)
Class B:
 From net investment income..............         (2,821)            (2,510)
 From net realized gains on investments..             --             (4,005)
Class C:
 From net investment income..............         (6,724)            (6,979)
 From net realized gains on investments..             --            (11,251)
                                             -----------        -----------
 Decrease in net assets from
 distributions to shareholders...........     (1,526,975)        (2,232,112)
                                             -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............      4,831,953          9,115,096
 Net asset value of shares issued upon
  reinvestment of distributions..........        905,130          1,437,775
 Payments for shares redeemed............     (9,915,686)        (8,647,463)
Class A:
 Proceeds from shares sold...............      8,117,152          9,702,789
 Net asset value of shares issued upon
  reinvestment of distributions..........        612,300            768,985
 Payments for shares redeemed............     (4,187,264)        (2,909,367)
Class B:
 Proceeds from shares sold...............        142,599                414
 Net asset value of shares issued upon
  reinvestment of distributions..........            231                981
 Payments for shares redeemed............       (125,108)           (10,592)
Class C:
 Proceeds from shares sold...............         41,793             41,125
 Net asset value of shares issued upon
  reinvestment of distributions..........          6,470             15,562
 Payments for shares redeemed............        (48,717)           (88,536)
                                             -----------        -----------
 Net increase in net assets from fund
 share transactions......................        380,853          9,426,769
                                             -----------        -----------
Net change in net assets.................     (3,554,018)        10,199,513

NET ASSETS:
Beginning of period......................     45,104,209         34,904,696
                                             -----------        -----------
End of period............................    $41,550,191        $45,104,209
                                             ===========        ===========
End of period net assets includes
 undistributed net investment income.....    $ 1,153,768        $ 1,229,630
                                             ===========        ===========


38 See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                         LEGACY
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................        472,565            859,031
 Number of shares issued upon
  reinvestment of distributions..........         87,962            141,653
 Number of shares redeemed...............       (971,664)          (813,054)
                                             -----------        -----------
 Net increase (decrease).................       (411,137)           187,630
                                             ===========        ===========
Class A:
 Number of shares sold...................        797,371            926,983
 Number of shares issued upon
  reinvestment of distributions..........         59,971             76,364
 Number of shares redeemed...............       (412,968)          (278,098)
                                             -----------        -----------
 Net increase............................        444,374            725,249
                                             ===========        ===========
Class B:
 Number of shares sold...................         14,060                 39
 Number of shares issued upon
  reinvestment of distributions..........             22                 97
 Number of shares redeemed...............        (12,006)            (1,009)
                                             -----------        -----------
 Net increase (decrease).................          2,076               (873)
                                             ===========        ===========
Class C:
 Number of shares sold...................          4,127              3,791
 Number of shares issued upon
  reinvestment of distributions..........            631              1,539
 Number of shares redeemed...............         (4,879)            (8,390)
                                             -----------        -----------
 Net decrease............................           (121)            (3,060)
                                             ===========        ===========



                                           See Notes to Financial Statements. 39

GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers three funds (each a Fund; collectively, the Funds), Aetna Ascent Fund (Ascent), Aetna Crossroads Fund (Crossroads) and Aetna Legacy Fund (Legacy).

The Funds offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  CLASS I: No sales charges or distribution fees.

  CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% of average net assets of the class per year.

  CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each class of each Fund were first made available to the public on the following dates:

                CLASS I          CLASS A          CLASS B         CLASS C
                -------          -------          -------         -------
             January 4, 1995  January 20, 1997  March 1, 1999  June 30, 1998

The following is each Fund's investment objective:

  ASCENT seeks to provide capital appreciation.

  CROSSROADS seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

  LEGACY seeks to provide total return consistent with preservation of capital.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Funds, and Aeltus Capital, Inc. (ACI), each Funds principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING. Aeltus and ACI are indirect wholly owned subsidiaries of ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds may invest in financial futures contracts as a hedge against their existing securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, certain futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

E. DOLLAR ROLL TRANSACTIONS

In connection with the Funds' ability to purchase or sell securities on a when issued basis, each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

F. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

G. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions including foreign contracts, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

--------------------------------------------------------------------------------
H. LINE OF CREDIT

Certain series of the Company (including the Funds), Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of October 31, 2001.

I. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund paid Aeltus an investment advisory fee at an annual rate of 0.80% of each Fund's average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees apply.

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.40% of the average daily net assets associated with those shares. For the period November 1, 2000 through October 31, 2001, Aeltus paid ALIAC $430,812.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares. For the year ended October 31, 2001, ACI received net commissions of $981 for Ascent, $192 for Crossroads, and $151 for Legacy, from the sales of Class A shares and contingent sales charges from redemptions of Class C shares.

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B

GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
and Class C shares and service fees incurred in connection with Class B and Class C shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Fund for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's yield and total return. Actual expenses for the year ended October 31, 2001 were at contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2001 were:

                                 COST OF PURCHASES       PROCEEDS FROM SALES
                                 -----------------       -------------------

              Ascent                $150,489,238              $141,592,285
              Crossroads             156,196,461               145,144,872
              Legacy                  72,312,352                62,673,038


6. CAPITAL LOSS CARRYFORWARDS

It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards. Such capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. As of October 31, 2001, the following capital loss carryforwards had been incurred:

                       TOTAL CAPITAL LOSS         YEAR OF EXPIRATION
                          CARRYFORWARD         2008                2009
                          ------------         ----                ----

          Ascent          $ 9,709,524       $  988,521          $8,721,003
          Crossroads       10,476,273        2,318,021           8,158,252
          Legacy            3,077,213          141,484           2,935,729


7. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 16 billion shares. Of those 16 billion, each of the Funds have been allocated 100 million shares each of Class I, Class A, Class B and Class C. As of October 31, 2001, the following shares of the Funds were owned by ALIAC and its affiliates:


                             CLASS I    CLASS A
                             -------    -------
            Ascent          2,382,712    3,773
            Crossroads      2,801,001    6,372
            Legacy          1,241,872    4,699


8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes had no material impact on the Funds' net asset values.

                       THIS PAGE INTENTIONALLY LEFT BLANK

GENERATION FUNDS
FINANCIAL HIGHLIGHTS
ASCENT
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:




                        YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 12.03      $ 12.14      $ 11.14      $ 14.48       $ 12.57
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.17         0.18         0.22+        0.24+         0.21+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (2.44)        0.82         1.27        (0.41)         2.92
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........     (2.27)        1.00         1.49        (0.17)         3.13
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.16)       (0.22)       (0.18)       (0.41)        (0.25)
 From net realized
 gains on investments         --        (0.89)       (0.31)       (2.76)        (0.97)
                         -------      -------      -------      -------       -------
   Total distributions     (0.16)       (1.11)       (0.49)       (3.17)        (1.22)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  9.60      $ 12.03      $ 12.14      $ 11.14       $ 14.48
                         =======      =======      =======      =======       =======

Total return .........    (19.05)%       8.62%       13.66%       (1.90)%       26.59%
Net assets, end of
 period (000's) ......   $30,463      $42,626      $41,936      $38,012       $27,359
Ratio of net
 investment expenses
 to net average net
 assets...............      1.00%        1.00%        1.20%        1.24%         1.52%
Ratio of net
 investment income to
 average net assets ..      1.48%        1.76%        1.86%        2.00%         1.53%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.16%        1.10%        1.26%        1.43%         1.61%
Portfolio turnover
 rate.................    242.05%      247.90%      131.62%      105.08%       162.80%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

46 See Notes to Financial Statements.

ASCENT
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     PERIOD FROM
                                                                                                  JANUARY 20, 1997
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                            OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
                 CLASS A                       2001         2000         1999         1998       TO OCTOBER 31, 1997
------------------------------------------  -----------  -----------  -----------  -----------   -------------------

Net asset value, beginning of period .....   $ 11.93      $ 12.06      $ 11.09      $ 14.42          $ 12.50
                                             -------      -------      -------      -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................      0.13         0.25         0.19+        0.20+            0.15+
 Net realized and change in unrealized
 gain or loss on investments .............     (2.40)        0.71         1.26        (0.40)            1.77
                                             -------      -------      -------      -------          -------
   Total income from investment operations     (2.27)        0.96         1.45        (0.20)            1.92
                                             -------      -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..............     (0.14)       (0.20)       (0.17)       (0.37)              --
 From net realized gains on
 investments .............................        --        (0.89)       (0.31)       (2.76)              --
                                             -------      -------      -------      -------          -------
   Total distributions ...................     (0.14)       (1.09)       (0.48)       (3.13)              --
                                             -------      -------      -------      -------          -------
Net asset value, end of period ...........   $  9.52      $ 11.93      $ 12.06      $ 11.09          $ 14.42
                                             =======      =======      =======      =======          =======

Total return .............................    (19.23)%       8.34%       13.35%       (2.17)%          15.36%
Net assets, end of period (000's) ........   $23,011      $25,131      $16,252      $ 2,266          $   886
Ratio of net investment expenses to
 average net assets ......................      1.25%        1.25%        1.45%        1.53%            2.08%(1)
Ratio of net investment income to average
 net assets ..............................      1.23%        1.51%        1.61%        1.71%            1.11%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ............      1.41%        1.35%        1.51%        1.72%            2.35%(1)
Portfolio turnover rate ..................    242.05%      247.90%      131.62%      105.08%          162.80%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                        See Notes to Financial Statements.    47

GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
ASCENT
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 11.93      $ 12.06          $ 11.21
                                 -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.05         0.12             0.07+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (2.40)        0.76             0.78
                                 -------      -------          -------
   Total income from
    investment operations ....     (2.35)        0.88             0.85
                                 -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.07)       (0.12)              --
 From net realized gains on
 investments..................        --        (0.89)              --
                                 -------      -------          -------
   Total distributions .......     (0.07)       (1.01)              --
                                 -------      -------          -------
Net asset value, end of period   $  9.51      $ 11.93          $ 12.06
                                 =======      =======          =======

Total return .................    (19.82)%       7.58%            7.58%
Net assets, end of period
 (000's)......................   $   175      $   193          $   116
Ratio of net investment
 expenses to average net
 assets.......................      2.00%        2.00%            2.20%(1)
Ratio of net investment income
 to average net assets .......     0.48%         0.76%            0.86%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      2.16%        2.10%            2.26%(1)
Portfolio turnover rate ......    242.05%      247.90%          131.62%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

48 See Notes to Financial Statements.

ASCENT
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 11.89      $ 12.03      $ 11.11          $ 12.49
                         -------      -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.06         0.17         0.10+            0.04+
 Net realized and
 change in unrealized
 gain or loss on
 investments .........     (2.41)        0.71         1.26            (1.42)
                         -------      -------      -------          -------
   Total income from
    investment
    operations........     (2.35)        0.88         1.36            (1.38)
                         -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.05)       (0.13)       (0.13)              --
 From net realized
 gains on investments         --        (0.89)       (0.31)              --
                         -------      -------      -------          -------
   Total distributions     (0.05)       (1.02)       (0.44)              --
                         -------      -------      -------          -------
Net asset value, end
 of period ...........   $  9.49      $ 11.89      $ 12.03          $ 11.11
                         =======      =======      =======          =======

Total return .........    (19.84)%       7.57%       12.47%          (11.05)%
Net assets, end of
 period (000's) ......   $ 1,999      $ 2,731      $ 2,626          $   133
Ratio of net
 investment expenses
 to average net assets      2.00%        2.00%        2.20%            2.23%(1)
Ratio of net
 investment income to
 average net assets ..     0.48%         0.76%        0.86%            1.01%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      2.16%        2.10%        2.26%            2.42%(1)
Portfolio turnover
 rate.................    242.05%      247.90%      131.62%          105.08%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 49

GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 11.76      $ 11.76      $ 11.08      $ 13.29       $ 12.16
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.27         0.27         0.30+        0.31+         0.27+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (1.80)        0.55         0.83        (0.37)         2.16
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........     (1.53)        0.82         1.13        (0.06)         2.43
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.27)       (0.29)       (0.21)       (0.45)        (0.30)
 From net realized
 gains on investments         --        (0.53)       (0.24)       (1.70)        (1.00)
                         -------      -------      -------      -------       -------
   Total distributions     (0.27)       (0.82)       (0.45)       (2.15)        (1.30)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  9.96      $ 11.76      $ 11.76      $ 11.08       $ 13.29
                         =======      =======      =======      =======       =======

Total return .........    (13.28)%       7.29%       10.31%       (0.87)%       21.65%
Net assets, end of
 period (000's) ......   $37,961      $49,898      $48,440      $37,620       $26,028
Ratio of net
 investment expenses
 to average net assets      0.95%        0.95%        1.20%        1.24%         1.57%
Ratio of net
 investment income to
 average
 net assets ..........      2.27%        2.54%        2.54%        2.61%         2.13%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.11%        1.08%        1.28%        1.40%         1.66%
Portfolio turnover
 rate.................    203.58%      238.69%      124.90%      115.65%       161.75%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

50 See Notes to Financial Statements.

CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     PERIOD FROM
                                                                                                  JANUARY 20, 1997
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                            OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
                 CLASS A                       2001         2000         1999         1998       TO OCTOBER 31, 1997
------------------------------------------  -----------  -----------  -----------  -----------   -------------------

Net asset value, beginning of period .....   $ 11.65      $ 11.67      $ 11.01      $ 13.22          $ 11.67
                                             -------      -------      -------      -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................      0.21         0.35         0.27+        0.27+            0.30+
 Net realized and change in unrealized
 gain or loss on investments .............     (1.76)        0.43         0.83        (0.37)            1.25
                                             -------      -------      -------      -------          -------
   Total income from investment operations     (1.55)        0.78         1.10        (0.10)            1.55
                                             -------      -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..............     (0.24)       (0.27)       (0.20)       (0.41)              --
 From net realized gains on
 investments .............................        --        (0.53)       (0.24)       (1.70)              --
                                             -------      -------      -------      -------          -------
   Total distributions ...................     (0.24)       (0.80)       (0.44)       (2.11)              --
                                             -------      -------      -------      -------          -------
Net asset value, end of period ...........   $  9.86      $ 11.65      $ 11.67      $ 11.01          $ 13.22
                                             =======      =======      =======      =======          =======

Total return .............................    (13.53)%       7.02%       10.10%       (1.17)%          13.28%
Net assets, end of period (000's) ........   $32,912      $32,868      $15,389      $ 2,105          $   547
Ratio of net investment expenses to
 average net assets ......................      1.20%        1.20%        1.45%        1.52%            2.11%(1)
Ratio of net investment income to average
 net assets ..............................      2.02%        2.29%        2.29%        2.33%            1.64%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ............      1.36%        1.33%        1.53%        1.68%            2.41%(1)
Portfolio turnover rate ..................    203.58%      238.69%      124.90%      115.65%          161.75%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 51

GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 11.66      $ 11.68          $ 11.09
                                 -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.14         0.18             0.12+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (1.77)        0.52             0.47
                                 -------      -------          -------
   Total income from
    investment operations ....     (1.63)        0.70             0.59
                                 -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.18)       (0.19)              --
 From net realized gains on
 investments..................        --        (0.53)              --
                                 -------      -------          -------
   Total distributions .......     (0.18)       (0.72)              --
                                 -------      -------          -------
Net asset value, end of period   $  9.85      $ 11.66          $ 11.68
                                 =======      =======          =======

Total return .................    (14.18)%       6.24%            5.32%
Net assets, end of period
 (000's)......................   $   184      $   139          $   105
Ratio of net investment
 expenses to average net
 assets.......................      1.95%        1.95%            2.20%(1)
Ratio of net investment income
 to average net assets .......      1.27%        1.54%            1.54%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      2.11%        2.08%            2.28%(1)
Portfolio turnover rate ......    203.58%      238.69%          124.90%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

52 See Notes to Financial Statements.

CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 11.66      $ 11.65      $ 11.04          $ 12.18
                         -------      -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.18         0.03         0.18+            0.06+
 Net realized and
 change in unrealized
 gain or loss on
 investments .........     (1.81)        0.66         0.83            (1.20)
                         -------      -------      -------          -------
   Total income from
    investment
    operations........     (1.63)        0.69         1.01            (1.14)
                         -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.13)       (0.15)       (0.16)              --
 From net realized
 gains on investments         --        (0.53)       (0.24)              --
                         -------      -------      -------          -------
   Total distributions     (0.13)       (0.68)       (0.40)              --
                         -------      -------      -------          -------
Net asset value, end
 of period ...........   $  9.90      $ 11.66      $ 11.65          $ 11.04
                         =======      =======      =======          =======

Total return .........    (14.10)%       6.15%        9.30%           (9.36)%
Net assets, end of
 period (000's) ......   $   123      $   169      $   127          $   158
Ratio of net
 investment expenses
 to average net assets      1.95%        1.95%        2.20%            2.24%(1)
Ratio of net
 investment income to
 average net assets ..      1.27%        1.54%        1.54%            1.61%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      2.11%        2.08%        2.28%            2.40%(1)
Portfolio turnover
 rate.................    203.58%      238.69%      124.90%          115.65%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                          See Notes to Financial Statements.  53

GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:




                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 10.73      $ 10.57      $ 10.21      $ 12.15       $ 11.64
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.37         0.33         0.34+        0.35+         0.32+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (0.92)        0.47         0.46        (0.07)         1.41
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........     (0.55)        0.80         0.80         0.28          1.73
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.36)       (0.30)       (0.22)       (0.60)        (0.33)
 From net realized
 gains on investments         --        (0.34)       (0.22)       (1.62)        (0.89)
                         -------      -------      -------      -------       -------
   Total distributions     (0.36)       (0.64)       (0.44)       (2.22)        (1.22)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  9.82      $ 10.73      $ 10.57      $ 10.21       $ 12.15
                         =======      =======      =======      =======       =======

Total return .........     (5.24)%       7.93%        7.99%        2.51%        15.94%
Net assets, end of
 period (000's) ......   $20,201      $26,494      $24,107      $22,352       $18,313
Ratio of net
 investment expenses
 to average net assets      0.90%        0.90%        1.20%        1.24%         1.63%
Ratio of net
 investment income to
 average net assets ..      3.30%        3.69%        3.23%        3.26%         2.77%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.25%        1.19%        1.45%        1.67%         1.75%
Portfolio turnover
 rate.................    165.20%      195.01%      119.85%      115.12%       158.71%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

54 See Notes to Financial Statements.

LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     PERIOD FROM
                                                                                                  JANUARY 20, 1997
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                            OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
                 CLASS A                       2001         2000         1999         1998       TO OCTOBER 31, 1997
------------------------------------------  -----------  -----------  -----------  -----------   -------------------

Net asset value, beginning of period .....   $ 10.62      $ 10.48      $ 10.15      $ 12.09          $ 11.01
                                             -------      -------      -------      -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................      0.29         0.42         0.31+        0.31+            0.29+
 Net realized and change in unrealized
 gain or loss on investments .............     (0.86)        0.34         0.46        (0.06)            0.79
                                             -------      -------      -------      -------          -------
   Total income from investment operations     (0.57)        0.76         0.77         0.25             1.08
                                             -------      -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..............     (0.34)       (0.28)       (0.22)       (0.57)              --
 From net realized gains on
 investments .............................        --        (0.34)       (0.22)       (1.62)              --
                                             -------      -------      -------      -------          -------
   Total distributions ...................     (0.34)       (0.62)       (0.44)       (2.19)              --
                                             -------      -------      -------      -------          -------
Net asset value, end of period ...........   $  9.71      $ 10.62      $ 10.48      $ 10.15          $ 12.09
                                             =======      =======      =======      =======          =======

Total return .............................     (5.50)%       7.65%        7.65%        2.29%            9.81%
Net assets, end of period (000's) ........   $20,973      $18,220      $10,371      $ 1,812          $   481
Ratio of net investment expenses to
 average net assets ......................      1.15%        1.15%        1.45%        1.53%            2.21%(1)
Ratio of net investment income to average
 net assets ..............................      3.05%        3.44%        2.98%        2.97%            2.39%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ............      1.50%        1.44%        1.70%        1.96%            2.50%(1)
Portfolio turnover rate ..................    165.20%      195.01%      119.85%      115.12%          158.71%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 55

GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 10.63      $ 10.49          $ 10.08
                                 -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.27         0.38             0.16+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (0.91)        0.31             0.25
                                 -------      -------          -------
   Total income from
    investment operations ....     (0.64)        0.69             0.41
                                 -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.26)       (0.21)              --
 From net realized gains on
 investments..................        --        (0.34)              --
                                 -------      -------          -------
   Total distributions .......     (0.26)       (0.55)              --
                                 -------      -------          -------
Net asset value, end of period   $  9.73      $ 10.63          $ 10.49
                                 =======      =======          =======

Total return .................     (6.14)%       6.91%            4.07%
Net assets, end of period
 (000's)......................   $   125      $   115          $   123
Ratio of net investment
 expenses to average net
 assets.......................      1.90%        1.90%            2.20%(1)
Ratio of net investment income
 to average net assets .......      2.30%        2.69%            2.23%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      2.25%        2.19%            2.45%(1)
Portfolio turnover rate ......    165.20%      195.01%          119.85%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

56 See Notes to Financial Statements.

LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 10.59      $ 10.46      $ 10.18          $ 10.72
                         -------      -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.24         0.32         0.23+            0.08+
 Net realized and
 change in unrealized
 gain or loss
 on investments ......     (0.88)        0.36         0.46            (0.62)
                         -------      -------      -------          -------
   Total income from
    investment
    operations........     (0.64)        0.68         0.69            (0.54)
                         -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.26)       (0.21)       (0.19)              --
 From net realized
 gains on investments         --        (0.34)       (0.22)              --
                         -------      -------      -------          -------
   Total distributions     (0.26)       (0.55)       (0.41)              --
                         -------      -------      -------          -------
Net asset value, end
 of period ...........   $  9.69      $ 10.59      $ 10.46          $ 10.18
                         =======      =======      =======          =======

Total return .........     (6.18)%       6.81%        6.88%           (5.04)%
Net assets, end of
 period (000's) ......   $   251      $   275      $   304          $   171
Ratio of net
 investment expenses
 to average net assets      1.90%        1.90%        2.20%            2.24%(1)
Ratio of net
 investment income to
 average net assets ..      2.30%        2.69%        2.23%            2.26%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      2.25%        2.19%        2.45%            2.67%(1)
Portfolio turnover
 rate.................    165.20%      195.01%      119.85%          115.12%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 57

                          Independent Auditors' Report


The Board of Directors and Shareholders
Aetna Series Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of Aetna Ascent Fund, Aetna Crossroads Fund and Aetna Legacy Fund, each a series of Aetna Series Fund, Inc. (collectively the Generation Funds), including the portfolios of investments as of October 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Generation Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Generation Funds as of October 31, 2001, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ KPMG LLP

Hartford, Connecticut
December 7, 2001

GENERATION FUNDS
ADDITIONAL INFORMATION
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                        Ascent            28.78%
                        Crossroads        11.75%
                        Legacy             5.73%

[LOGO] Aeltus

Aetna Mutual Funds are distributed
by Aeltus Capital, Inc.
                                             -----------------------------------
                                             CAPITAL APPRECIATION
                                             Aetna Growth Fund
                                             Aetna International Fund
                                             Aetna Small Company Fund
                                             Aetna Value Opportunity Fund
                                             Aetna Technology Fund

                                             -----------------------------------
                                             GROWTH & INCOME
                                             Aetna Balanced Fund
                                             Aetna Growth and Income Fund

                                             -----------------------------------
                                             INCOME
                                             Aetna Bond Fund
                                             Aetna Government Fund
                                             Aetna Money Market Fund

                                             -----------------------------------
                                             INDEX PLUS
                                             Aetna Index Plus Large Cap Fund
                                             Aetna Index Plus Mid Cap Fund
                                             Aetna Index Plus Small Cap Fund

                                             -----------------------------------
                                             GENERATION FUNDS
                                             Aetna Ascent Fund
                                             Aetna Crossroads Fund
                                             Aetna Legacy Fund

                                             -----------------------------------
                                             PRINCIPAL PROTECTION FUNDS
                                             Aetna Principal Protection Fund I
                                             Aetna Principal Protection Fund II
                                             Aetna Principal Protection Fund III
                                             Aetna Principal Protection Fund IV
                                             Aetna Index Plus Protection Fund

                                             -----------------------------------
                                             BROKERAGE CASH RESERVES



                                             -----------------------------------

A prospectus containing more complete information, including charges and expenses, can be obtained from your financial advisor or by calling 1-800-238-6263. Please read the prospectus carefully before investing.

Aetna Mutual Funds
10 State House Square
Hartford, CT 06103-3602